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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GOLF TRUST OF AMERICA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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10 North Adger's Wharf
Charleston, South Carolina 29401

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:30 a.m., Eastern Daylight Time, on Friday, December 14, 2007.
PLACE	The Harbour Club 35 Prioleau Street Charleston, South Carolina 29401
ITEMS OF BUSINESS	• To elect five members to the Board of Directors, each for a term of one year.
• To approve the adoption of the Golf Trust of America, Inc. 2007 Stock Option Plan.
• To transact such other business as may properly come before the 2007 Annual Meeting and any adjournment or postponement.
RECORD DATE	You can vote if you were a stockholder of record on November 6, 2007.
PROXY VOTING
It is important that your shares be represented and voted at the 2007 Annual Meeting. You can vote your shares by completing and returning your proxy card or by attending the 2007 Annual Meeting. See details under the heading "How do I vote?" in the "Questions and Answers about the 2007 Annual Meeting and Voting" section of this Proxy Statement.

Tracy S. Clifford Secretary

November 16, 2007

i

EXECUTIVE COMPENSATION	23
Compensation Arrangement Changes Since the End of Fiscal Year 2006	23
Compensation Discussion and Analysis	25
Summary Compensation Table	28
Narrative Disclosure to Summary Compensation Table	29
Outstanding Equity Awards at Fiscal Year-End	32
Potential Payments Upon Termination or Change-in-Control	32
Compensation of Directors	34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
SECURITY OWNERSHIP OF MANAGEMENT AND FIVE-PERCENT STOCKHOLDERS	36
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	37
REQUIREMENTS INCLUDING DEADLINES FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS	37
APPENDIX A—GOLF TRUST OF AMERICA, INC. 2007 STOCK OPTION PLAN	A-1
APPENDIX B—COMPENSATION COMMITTEE CHARTER	B-1
APPENDIX C—NOMINATING COMMITTEE CHARTER	C-1

ii

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2007 ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

        We are providing these proxy materials in connection with the solicitation by the Board of Directors of Golf Trust of America, Inc. ("Golf Trust" or the "Company"), a Delaware corporation, of proxies to be voted at our 2007 Annual Meeting of Stockholders and at any adjournment or postponement.

        You are invited to attend our 2007 Annual Meeting on December 14, 2007, beginning at 9:30 a.m., Eastern Daylight Time. The 2007 Annual Meeting will be held at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina (see the inside back cover of this Proxy Statement for directions).

        Stockholders will be admitted to the 2007 Annual Meeting beginning at 9:00 a.m., Eastern Daylight Time. Seating will be limited.

        These proxy materials are being mailed on or about November 16, 2007.

What do I need to attend the 2007 Annual Meeting?

        You will need a form of personal photo identification to enter the 2007 Annual Meeting if you hold shares directly in your name as a stockholder of record.

        If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2007 Annual Meeting, you must present proof of your ownership of Golf Trust common stock, such as a bank or brokerage account statement, and a form of personal photo identification to be admitted to the 2007 Annual Meeting.

        No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the 2007 Annual Meeting.

Who is entitled to vote at the 2007 Annual Meeting?

        Holders of Golf Trust common stock at the close of business on November 6, 2007 are entitled to receive this Notice of 2007 Annual Meeting and to vote their shares at the 2007 Annual Meeting. As of that date, there were 7,317,163 shares of our common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote on each matter properly brought before the 2007 Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        If your shares are registered directly in your name with Golf Trust's transfer agent, Mellon Investor Services, LLC, you are considered the "stockholder of record" for those shares. In that case, these proxy materials have been sent directly to you by Golf Trust.

        If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record for those shares. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

How do I vote?

        You may vote using any of the following methods:

        By mail.    Be sure to complete, sign and date the proxy card and return it in the self-addressed, prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors.

        In person at the Annual Meeting.    All stockholders may vote in person at the 2007 Annual Meeting. You may also be represented by another person at the 2007 Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the 2007 Annual Meeting.

        However, even if you plan to attend the 2007 Annual Meeting, we encourage you to complete, sign and date the proxy card and return it in the self-addressed, prepaid envelope to ensure that the required majority of outstanding shares of common stock entitled to vote at the 2007 Annual Meeting is represented, in person or by proxy.

        By telephone or on the Internet.    If you are a beneficial owner of shares, you may also have the option of voting by telephone or on the Internet. Please check the instructions provided by your broker, bank or other holder of record to determine the availability of telephone and Internet voting. If you vote by telephone or on the Internet, you do not have to return your proxy card to Golf Trust.

        YOUR VOTE IS IMPORTANT. You can save us the expense of a second mailing by voting promptly.

What can I do if I change my mind after I submit my proxy or voting instructions?

        If you are a stockholder of record, you can revoke your proxy before it is exercised at the 2007 Annual Meeting by:

  •
  Delivering written notice of your revocation to:

    Golf Trust of America, Inc.
    10 North Adger's Wharf
    Charleston, South Carolina 29401
    Attention: Secretary

  •
  Submitting a later dated proxy; or

  •
  Attending the 2007 Annual Meeting and voting in person.

        If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You also may vote in person at the 2007 Annual Meeting if you obtain a legal proxy as described in the answer to "How do I vote?" above.

        All shares for which a proxy has been properly submitted and not revoked will be voted at the 2007 Annual Meeting.

What shares are included on the proxy card?

        If you are a stockholder of record, you will receive only one proxy card for all the shares you hold in certificate form or book-entry form.

        If you are a beneficial owner, you will receive voting instructions and information regarding consolidation of your vote from your bank, broker or other holder of record.

What is "householding" and how does it affect me?

        We have adopted a procedure approved by the Securities and Exchange Commission called "householding." Under this procedure, stockholders of record who have the same address and last name will receive only one copy of these proxy materials, unless one or more of these stockholders notify us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

        If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Mellon Investor Services, LLC (in writing: Mellon Investor Services, LLC, 480 Washington Boulevard, Jersey City, New Jersey 07310; by telephone: (800) 851-9677).

        If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact Mellon Investor Services, LLC as indicated above.

        Beneficial owners can request information about householding from their banks, brokers or other holders of record.

What are the voting requirements to elect directors, to approve the Golf Trust of America, Inc. 2007 Stock Option Plan and for any other business that may properly come before the 2007 Annual Meeting?

        The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the 2007 Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

        A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. You may vote "for" or "withheld" with respect to the election of directors. Only votes "for" or "withheld" are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors. If you are a beneficial owner, your bank, broker or other holder of record is permitted to vote your shares on the election of directors, even if the record holder does not receive voting instructions from you. Accordingly, broker non-votes will have no effect on the election of directors.

        The adoption of the Golf Trust of America, Inc. 2007 Stock Option Plan (referred to in this Proxy Statement as the Revised 2007 Option Plan) must be approved by the affirmative vote of a majority of all votes cast at the 2007 Annual Meeting. You may vote "for" or "against" the approval of the Revised 2007 Option Plan. Only votes "for" or "against" will be counted in determining whether or not the

Revised 2007 Option Plan has been approved. Abstentions and broker non-votes will not count for purposes of approval of the Revised 2007 Option Plan.

        Each unrevoked proxy card properly completed, signed and received prior to the close of the 2007 Annual Meeting will be voted as indicated. Unless otherwise specified on the proxy card, the shares represented by a signed proxy card will be voted FOR each director nominee named in PROPOSAL 1 and FOR the approval of the Revised 2007 Option Plan described in PROPOSAL 2.

        At the date this Proxy Statement went to press, we did not know of any matters to be raised at the 2007 Annual Meeting other than those referred to in this Proxy Statement. If another matter properly comes before the 2007 Annual Meeting, a majority of the votes cast at the 2007 Annual Meeting, assuming a quorum is present, will be sufficient to take or authorize action upon that matter (unless a supermajority is required by law, the terms of our charter or the terms of the proposal). If other matters are properly presented at the 2007 Annual Meeting for consideration, and you have returned your signed and completed proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

        We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission.

Who will count the vote?

        Representatives of our transfer agent, Mellon Investor Services, LLC, will tabulate the votes and act as inspectors of election.

PROPOSAL 1—ELECTION OF DIRECTORS

Director Nominees

        Two current members of the Board of Directors, Jan H. Loeb and Michael C. Pearce, and three new candidates, consisting of Jonathan M. Couchman, Jay A. Gottlieb and William Vlahos, are standing for election at the 2007 Annual Meeting, to hold office until the 2008 Annual Meeting of Stockholders. Nauman S. Toor and Edward L. Wax will not stand for re-election at the 2007 Annual Meeting and therefore their terms will expire as of that date. Each director nominee elected as a director will continue in office until his successor has been elected and qualified, or until his earlier death, resignation or retirement.

        The Nominating Committee of the Board of Directors recommended to the Board of Directors in accordance with the committee's charter, and the Board of Directors approved, Messrs. Couchman, Gottlieb, Loeb, Pearce and Vlahos as director nominees to stand for election at the 2007 Annual Meeting. The principal occupation and certain other information about these director nominees are set forth in "Biographical Information" in the "Directors and Executive Officers" section of this Proxy Statement.

        See "Directors and Executive Officers" below for more information about the corporate governance of the Company, including the composition and duties of the Board of Directors and its committees.

Vote Required

        A plurality of votes cast is required for the election of directors. The Board of Directors consists of seven seats, and therefore, two seats will be left vacant after the 2007 Annual Meeting if all director nominees are elected. Although fewer director nominees will stand for election than the number of seats on the Board of Directors, proxies cannot be voted for a greater number of persons than the number of director nominees named in this Proxy Statement. See "Composition of the Board of Directors" in the "Directors and Executive Officers" section of this Proxy Statement for an explanation of certain changes in the Board of Directors in the recent past, the current composition of the Board of Directors and the reason for the vacancies.

        The Board of Directors recommends a vote FOR the election of these director nominees to the Board of Directors.

PROPOSAL 2—APPROVAL OF THE ADOPTION OF THE GOLF TRUST OF
 AMERICA, INC. 2007 STOCK OPTION PLAN

        A Special Meeting of Stockholders was held on November 8, 2007 (referred to in this Proxy Statement as the Special Meeting) to (a) approve the termination of Golf Trust's Plan of Liquidation and Dissolution originally approved on May 22, 2001 (the plan is referred to in this Proxy Statement as the Plan of Liquidation, and the termination of the Plan of Liquidation is referred to as the Plan Termination), (b) amend and restate Golf Trust's charter if the Plan Termination was approved, and (c) approve the adoption of the Golf Trust of America, Inc. 2007 Option Plan, which the Board of Directors adopted on September 20, 2007 (referred to in this Proxy Statement as the Original 2007 Option Plan), if the Plan Termination was approved. Although the Plan Termination and the amendment to the Company's charter were approved by stockholders at the Special Meeting, the Original 2007 Option Plan was not approved.

        With the approval of the Plan Termination at the Special Meeting, Golf Trust will be aggressively pursuing alternative business strategies to maximize value for its stockholders. Given Golf Trust's current circumstances, locating and consummating a transaction consistent with our new business plan in a timely fashion is imperative. Accomplishing that goal will not be possible without skilled senior management.

        Immediately following the Special Meeting, our former Chairman of the Board of Directors, Chief Executive Officer and President resigned from all of his offices. Mr. Pearce was appointed Chief Executive Officer and President. Although we expect our Principal Accounting Officer to remain with Golf Trust through December 31, 2007, we will be actively seeking a Chief Financial Officer to replace her as we move forward with our new business plan. We cannot pursue a Chief Financial Officer candidate or expect to retain the services of Mr. Pearce without a competitive compensation program.

        Compensation packages for senior executives generally consist of a mix of cash and equity compensation, often in the form of options, restricted stock or other similar security. The primary advantage of equity compensation for Golf Trust is that it preserves cash for use in a business combination, giving the Company more flexibility in its search. It also provides an added incentive to senior management to maximize value given that they share in any stock appreciation that results.

        Golf Trust can currently offer only cash consideration to executives and executive candidates because the Original 2007 Option Plan offered for approval at the Special Meeting was not approved. The Board strongly believes that offering only cash consideration to executives is not in Golf Trust's best interests and could have an adverse effect on our ability to effectively pursue our new business plan.

        The Board has revisited Golf Trust's need for equity compensation in light of the approval of the Plan Termination and has revised the terms of the Original 2007 Option Plan to reduce the option shares available for issuance from 1,100,000 to 700,000 (as revised, the Revised 2007 Option Plan).

        The Revised 2007 Option Plan is included as Appendix A to this Proxy Statement. The following description of the Revised 2007 Option Plan is qualified in its entirety by reference to Appendix A.

Description of the Golf Trust of America, Inc. 2007 Stock Option Plan

        Purpose.    The purposes of the Revised 2007 Option Plan are (a) to provide incentives for key employees, directors, consultants and other individuals providing services to Golf Trust and its subsidiaries and other related entities by encouraging their ownership of Golf Trust's common stock, and (b) to aid Golf Trust in retaining and attracting key employees, directors, consultants and other individuals upon whose efforts Golf Trust's success and future growth depends.

        Duration.    The Revised 2007 Option Plan will be effective following stockholder approval and will remain in effect until the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors in accordance with its terms.

        Administration.    The Revised 2007 Option Plan will be administered by the Nominating Committee of the Board of Directors. The Nominating Committee, subject to the provisions of the Revised 2007 Option Plan, is authorized to (a) interpret and administer the Revised 2007 Option Plan, (b) select individuals to whom options will be granted from those that are eligible, (c) determine the type and size of the options, (d) determine, interpret and amend, in accordance with the Revised 2007 Option Plan, the terms and conditions of the options grants, and (e) establish, amend or waive rules and regulations for the Revised 2007 Option Plan's administration.

        Eligibility.    Only employees, directors, consultants and other individuals providing services to Golf Trust and its subsidiaries who are selected by the Nominating Committee may be granted options under the Revised 2007 Option Plan. In selecting recipients for options, the Nominating Committee may take into consideration any factors it may deem relevant, including its estimate of the individual's present and potential contributions to the success of the Company and its subsidiaries. We currently cannot estimate the number of persons in each class of Revised 2007 Option Plan participants.

        Shares Available.    Subject to certain adjustments set forth in the Revised 2007 Option Plan, options to purchase 700,000 shares of common stock may be issued under the Revised 2007 Option Plan. On November 7, 2007, the closing price of Golf Trust's common stock was $2.15. To the extent that an option terminates or expires prior to exercise, or has been tendered as payment upon exercise of other options, any shares of common stock subject to the option will again be available for the grant of a new option pursuant to the Revised 2007 Option Plan.

        Stock Options.    No determination has been made as to the types or amounts of options that will be granted to specific individuals pursuant to the Revised 2007 Option Plan. The Nominating Committee may designate a stock option as either an incentive stock option, which provides the participant potentially favorable tax consequences, or a nonqualified stock option, which does not provide such favorable tax consequences.

        A participant granted a stock option will be entitled to purchase at a fixed price a specified number of shares of common stock during a specified term. Subject to certain exceptions set forth in the Revised 2007 Option Plan, the price at which each share of common stock may be purchased upon exercise of an option will be determined by the Nominating Committee in its discretion, but will not be less than (a) the fair market value per share of the common stock on the date of grant of the option, or (b) in the case of any option intended to be an incentive stock option granted to an individual owning on the date of grant more than 10% of the total combined voting power of all classes of stock of Golf Trust or any subsidiary (referred to in this Proxy Statement as a 10% Stockholder), 110% of the fair market value per share of the common stock on the date of grant of the option. No stock option may have an exercise term greater than ten years (or in the case of a 10% Stockholder, more than five years).

        Certain Corporate Events.    In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of Golf Trust, unless the Nominating Committee determines otherwise, corresponding adjustments will automatically be made to the number and kind of shares available for issuance under the Revised 2007 Option Plan, the number and kind of shares covered by outstanding options under the Revised 2007 Option Plan and the exercise price per share for outstanding options. In addition, the Nominating Committee may make such other adjustments as it determines to be equitable.

        All outstanding options under the Revised 2007 Option Plan will become exercisable in full upon (a) a merger or consolidation where the Company is not the surviving corporation and the holders of the outstanding voting securities of Golf Trust own less than a majority of the outstanding voting securities of the surviving corporation, (b) any sale or transfer by the Company of all or substantially all of its assets, or (c) any tender offer or exchange offer for, or acquisition, directly or indirectly, by any person or group of, all or a majority of the then-outstanding voting securities of Golf Trust.

        Transferability.    Options generally will be non-transferable except upon the death of a participant, although the Nominating Committee may permit a participant to transfer options (for example, to family members or trusts for family members) subject to such conditions as the Nominating Committee may establish.

        Termination of Employment and Death.    The rules concerning the extent to which stock options may be exercised upon termination of a participant's employment or a participant's death are set forth in the Revised 2007 Option Plan and may be further set forth in the participant's option agreement.

        Tax Withholding.    All Revised 2007 Option Plan participants must remit to Golf Trust, or make arrangements satisfactory to Golf Trust to pay through payroll withholding or otherwise, such amount as may be requested by the Company to meet any federal, state or local tax withholding obligations with respect to an option exercise of common stock. If the amount requested is not paid, Golf Trust may refuse to issue such shares of common stock.

        Summary of Certain Federal Income Tax Consequences.    The following discussion briefly summarizes certain federal income tax aspects of options granted pursuant to the Revised 2007 Option Plan. State, local and foreign tax consequences may differ.

        ISOs and Non-Qualified Stock Options.    Options granted under the Revised 2007 Option Plan may be either "incentive stock options" (referred to in this Proxy Statement as ISOs) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (referred to in this Proxy Statement as the Code), or non-qualified stock options.

        A participant who is granted an ISO will not recognize income on the grant or exercise of the option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an ISO within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of the ISO in the same manner as on the exercise of a non-qualified stock option, as described below.

        A participant generally is not required to recognize income on the grant of a non-qualified stock option. Instead, ordinary income generally must be recognized on the date the non-qualified stock option is exercised. In general, the amount of ordinary income that must be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

        Gain or Loss on Sale or Exchange of Shares.    In general, gain or loss from the sale or exchange of shares granted under the Revised 2007 Option Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an ISO (referred to in this Proxy Statement as a Disqualifying Disposition), a participant generally must recognize ordinary income upon such disposition.

        Deductibility by Golf Trust.    We are generally not allowed a deduction in connection with the grant or exercise of an ISO. However, if a participant is required to recognize ordinary income for an ISO as a result of a Disqualifying Disposition, we generally will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a non-qualified stock option, we will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the participant.

        Performance-Based Compensation.    Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly held corporation to certain executives to the extent the amount paid to an executive exceeds $1,000,000 for the taxable year. The Revised 2007 Option Plan has been designed to allow, but not require, the grant of options that qualify under an exception to the deduction limit of Section 162(m) for "performance-based compensation."

        Tax Rules Affecting Nonqualified Deferred Compensation Plans.    Options under the Revised 2007 Option Plan may be subject to federal income tax rules that apply to "nonqualified deferred compensation plans" that were enacted as part of the American Jobs Creation Act of 2004 and became effective on January 1, 2005. Failure to comply with these rules or qualify for an exemption in respect of an option could result in significant adverse tax results to the grantee of such option, including immediate taxation of the option upon vesting (and immediate taxation upon vesting of the grantee's awards under certain other plans), a penalty tax of 20% of the amount of income so recognized, plus a special interest payment. The Revised 2007 Option Plan has been designed to allow, but not require, the grant of options that are intended to comply with these deferred compensation rules or qualify for an exemption.

        Amendment; Termination.    The Board of Directors may amend the Revised 2007 Option Plan or the terms of any option outstanding under the Revised 2007 Option Plan at any time. However, the Nominating Committee cannot, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Revised 2007 Option Plan is voted upon, (a) increase the maximum amount of common stock for which options may be granted under the Revised 2007 Option Plan (except as set forth in "Certain Corporate Events" above), or (b) amend the requirements as to the class of individuals eligible to receive options. The Board of Directors may terminate the Revised 2007 Option Plan at any time. No amendment or termination by the Board of Directors of the Revised 2007 Option Plan or any option outstanding under the Revised 2007 Option Plan may, without the consent of a participant, adversely affect the rights of such participant under any option held by such participant.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table presents summary information about our equity compensation plans, including our stock option plans and any individual stock option arrangements not arising under any plan. We submitted all of our stock option plans for stockholder approval. The table presents the following data on our plans as of the close of business on December 31, 2006:

  •
  the aggregate number of shares of our common stock subject to outstanding stock options;

  •
  the weighted-average exercise price of those outstanding stock options; and

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  the number of shares that remain available for future option grants.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,062,500	$22.69	19,968
Equity compensation plans not approved by security holders	—	—	—
Total	1,062,500	$22.69	19,968

Vote Required

        The affirmative vote of a majority of the votes cast on the proposal at the 2007 Annual Meeting is required to approve the adoption of the Revised 2007 Option Plan.

        Because we firmly believe that Golf Trust must have a viable alternative to all-cash compensation in order to effectively pursue strategic alternatives, the Board of Directors unanimously recommends a vote FOR the adoption of the Revised 2007 Option Plan.

DIRECTORS AND EXECUTIVE OFFICERS

Role of the Board of Directors

        The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. It selects the senior management team, which is charged with the conduct of the Company's business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and ultimately monitors its performance. See "Executive Officers" below for more information about the senior management team.

Composition of the Board of Directors

        In order to effectively pursue Golf Trust's new business strategy, the Board of Directors is restructuring both the existing management team and the composition of the Board of Directors itself. The following resignations, appointments and other events are part of the restructuring:

  •
  On September 13, 2007, and September 19, 2007, respectively, Messrs. Raymond V. Jones and Fred W. Reams resigned as directors of the Company. On September 17, 2007, the Board of Directors appointed Mr. Pearce to fill Mr. Jones's unexpired term.

  •
  Accordingly, before the Special Meeting of Stockholders that took place on November 8, 2007, the Board of Directors consisted of five directors and two vacancies, as follows: three Class I directors (Mr. Wax, Mr. Loeb and a vacancy), two Class II directors (W. Bradley Blair, II and Mr. Pearce) and two Class III directors (Mr. Toor and a vacancy).

  •
  At the Special Meeting, our stockholders approved an amendment and restatement of Golf Trust's Amended and Restated Articles of Incorporation to declassify the Board of Directors. As a result, the term of all members of the Board of Directors will expire annually and stockholders will vote to elect the full Board of Directors annually, beginning with the 2007 Annual Meeting.

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  Immediately following the Special Meeting, on November 8, 2007, Mr. Blair resigned from the Board of Directors.

  •
  On the same date, Mr. Loeb was appointed Chairman of the Board of Directors.

        At present, the Board of Directors consists of seven seats, two of which are currently filled by Messrs. Loeb and Pearce, who are standing for election at the 2007 Annual Meeting, and two of which are filled by Messrs. Toor and Wax, who are not standing for re-election. If all director nominees (including Messrs. Couchman, Gottlieb and Vlahos, the three new candidates) are elected by the stockholders at the 2007 Annual Meeting, two seats will remain vacant, to be filled by the Board of Directors in accordance with our bylaws.

Independent Directors

        As required by Rule 802 of the rules of the American Stock Exchange, the Board of Directors consists of a majority of independent directors (as defined in American Stock Exchange Rule 121(A)). Periodically, and at least annually in connection with its annual recommendation to the Board of Directors of a slate of nominees, the Nominating Committee of the Board of Directors reviews the independence of current members of the Board of Directors (and director nominees who are not current members) and reports its findings to the full Board of Directors. The Board of Directors then considers all relevant facts and circumstances in making an independence determination, including an analysis from the standpoint of the director and from that of persons or organizations with which the director has an affiliation.

        As a result of its annual review, the Board of Directors has affirmatively determined that three of our four current directors (Messrs. Loeb, Toor and Wax) are independent as defined in American Stock Exchange Rule 121(A). We refer to these three directors as our independent directors. Mr. Pearce is the Chief Executive Officer and President of the Company, and therefore is not an independent director.

Attendance of Directors at Board of Directors, Committee and Stockholders Meetings

        The Board of Directors met 23 times in fiscal year 2006. The Audit, Nominating and Compensation Committees met seven, one and two times, respectively, in fiscal year 2006. All members of the Board of Directors during fiscal year 2006 either attended or participated by telephone in at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors of which he was a member. The Board of Directors met 22 times from January 1, 2007 to November 6, 2007. The Audit, Nominating and Compensation Committees met five, five and two times, respectively, from January 1, 2007 to November 6, 2007. All members of the Board of Directors from January 1, 2007 to November 6, 2007 either attended or participated by telephone in at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors of which he was a member.

        All members of the Board of Directors are expected to attend our Annual Meeting of Stockholders either in person or telephonically. All of the members of the Board of Directors at the time of the 2006 Annual Meeting attended the 2006 Annual Meeting in person, except Mr. Loeb, who attended the 2006 Annual Meeting via teleconference.

Communications Between the Board of Directors and the Stockholders

        Our stockholders or other interested parties may communicate with any director or committee of the Board of Directors by contacting our Secretary at Golf Trust of America, Inc., 10 North Adger's Wharf, Charleston, South Carolina 29401. Communications directed to the full Board of Directors will be distributed to each director, communications directed to a specific director will be forwarded to that director and communications to "independent" or "non-employee" directors (or words of similar effect) will be forwarded to the Chairman of our Audit Committee.

Audit Committee

    Role.    Under its charter, the Audit Committee's responsibilities include:

  •
  The appointment, compensation, retention, evaluation and oversight of the work of the Company's independent registered public accounting firm.

  •
  Reviewing the experience and qualifications of the senior members and lead partner of the independent registered public accounting firm.

  •
  Reviewing, evaluating and approving the annual engagement proposal of the independent registered public accounting firm.

  •
  The pre-approval of all auditing services and all non-audit services permitted to be performed by the independent registered public accounting firm.

  •
  Determining the independence of the Company's independent registered public accounting firm.

  •
  Reviewing any audit problems or difficulties the independent registered public accountants may encounter in the course of their audit work.

  •
  Reviewing all proposed "related person" transactions for potential conflict-of-interest situations (see "Related Person Transaction Approval Policy" below).

  •
  Reviewing and discussing with management and the Company's independent registered public accounting firm annual audited financial statements, quarterly financial statements, material accounting principles applied in financial reporting and any other release of financial information.

  •
  Reviewing and discussing with management the Company's policies with respect to risk assessment and risk management.

  •
  Reviewing the integrity, adequacy and effectiveness of Golf Trust's accounting and financial controls, both internal and external, with the assistance of management and the Company's independent registered public accounting firm.

  •
  Discuss with the Chief Executive Officer and Chief Financial Officer of the Company the processes involved in, and any material required as a result of, their Annual Report on Form 10-K and Quarterly Report on Form 10-Q certifications regarding the operation of the internal controls of the Company.

  •
  Reviewing reports from management and the independent registered public accountants relating to the status of compliance with laws, regulations and internal procedures.

  •
  Approving and monitoring the Company's compliance with the Company's Code of Business Conduct and Ethics, which covers the conduct and ethical behavior of the directors, officers and employees of, and consultants and contractors to, the Company and its subsidiaries.

  •
  Establishing procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company.

        Further detail about the role of the Audit Committee may be found in "Audit Committee Report" below.

        Composition.    Our Audit Committee consists of Messrs. Loeb, Toor and Wax, each of whom is independent under the rules of the American Stock Exchange. Each member of our Audit Committee also meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act of 1934, as amended. Mr. Loeb was appointed Chairman of the Audit Committee on October 10, 2007. None of the members of our audit committee has participated in the preparation of our financial statements or those of our subsidiaries during the past three years, and all are able to read and understand fundamental financial statements and are financially literate under the applicable rules of the American Stock Exchange. Messrs. Toor and Wax are not director nominees for election at the 2007 Annual Meeting and will therefore cease to be members of the Board of Directors after the meeting. Accordingly, two of the three new candidates (Messrs. Couchman, Gottlieb and Vlahos) are expected to be appointed as members of the Audit Committee upon the expiration of the terms of Messrs. Toor and Wax, if elected at the 2007 Annual Meeting.

        Audit Committee Financial Expert.    The Securities and Exchange Commission defines an "audit committee financial expert" as a person who has the following attributes:

  •
  An understanding of generally accepted accounting principles and financial statements;

  •
  The ability to assess the general application of those principles in connection with the accounting for estimates, accruals and reserves;

  •
  Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

  •
  An understanding of internal control over financial reporting; and

  •
  An understanding of audit committee functions.

The Securities and Exchange Commission specifies that these attributes must be obtained through:

  •
  Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

  •
  Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

  •
  Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

  •
  Other relevant experience.

        The Board of Directors has determined that Mr. Loeb is an "audit committee financial expert" for purposes of the Securities and Exchange Commission's rules.

        Charter.    The charter of the Audit Committee was filed as Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed on October 16, 2006. The charter is not available on the Company's website.

Audit Committee Report

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company's results and the assessment of the Company's internal controls over financial reporting. The Audit Committee has discussed significant accounting policies applied by Golf Trust in its financial statements, as well as alternative treatments. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, which was superseded by Statement on Auditing Standards No. 114 effective December 15, 2006 (Communication with Audit Committees).

        In addition, the Audit Committee reviewed and discussed with the independent registered public accounting firm the auditor's independence from Golf Trust and its management. As part of that review, the Audit Committee received the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and by all relevant professional and regulatory standards relating to the independent registered public accounting firm's independence from the Company. The Audit Committee also has considered whether the independent registered public accounting firm's provision of non-audit services to Golf Trust is compatible with the auditor's independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

        The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management. The Audit Committee discussed with the Company's internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits.

The Audit Committee meets with the internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Committee has selected, and the Board of Directors has ratified, the selection of the Company's independent registered public accounting firm.

  The Audit Committee:
  Jan H. Loeb (Chairman)
  Nauman S. Toor
  Edward L. Wax

        The Audit Committee Report does not constitute soliciting material, and will not be deemed to be filed or incorporated by reference into any other Golf Trust filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

Compensation Committee

    Role.    Under its charter, the Compensation Committee's responsibilities include:

  •
  Reviewing the compensation practices and policies of the Company to ensure they provide appropriate motivation for corporate performance and increased stockholder value.

  •
  The approval (or recommendation, where stockholder approval is required) of any adoption, amendment or termination of compensation programs and plans.

  •
  Overseeing the administration of the Company's compensation programs and plans, including the determination of the directors and employees who are to receive awards and the terms of those awards.

  •
  The periodic survey of compensation practices of comparable companies.

  •
  The annual review and approval of compensation and benefits to directors and senior executives.

  •
  The review and approval of compensatory agreements and benefits.

  •
  The review and approval of the Company's policies and procedures with respect to expense accounts and perquisites.

  •
  The review and approval of annual corporate goals and objectives for the Company's Chief Executive Officer.

  •
  The review of the performance of the Company's Chief Executive Officer with regard to such goals and objectives with the independent members of the Board of Directors and communication of the evaluation of the Board of Directors to the Company's Chief Executive Officer.

  •
  The review and recommendation to the Board of Directors of the "Compensation Discussion and Analysis" to be included, as applicable, in the Company's Annual Report on Form 10-K, annual proxy statement or any information statement.

  •
  Composition of the "Compensation Committee Report" to be included in the Company's annual proxy statement.

  •
  Analyzing and making recommendations to the Board of Directors regarding the directors' and officers' indemnification and insurance matters.

  •
  Conducting an annual performance evaluation of the Compensation Committee.

        Composition.    The Compensation Committee of the Board of Directors consists of Messrs. Loeb, Toor and Wax, each of whom is independent under the rules of the American Stock Exchange. The Chairman of the Compensation Committee is Mr. Wax. Messrs. Toor and Wax are not director nominees for election at the 2007 Annual Meeting and will therefore cease to be members of the Board of Directors after the meeting. Accordingly, two of the three new candidates (Messrs. Couchman, Gottlieb and Vlahos) are expected to be appointed as members of the Compensation Committee upon the expiration of the terms of Messrs. Toor and Wax, if elected at the 2007 Annual Meeting.

        Charter.    The charter of the Compensation Committee is included in this Proxy Statement as Appendix B. The charter is not available on the Company's website.

Compensation Committee Interlocks and Insider Participation

        During fiscal year 2006, our Compensation Committee members were Messrs. Reams, Jones and Wax until November 17, 2006 when Messrs. Loeb and Toor joined them upon their election to the Board of Directors. At no time in fiscal year 2006, nor any time since the Company's formation, was any member of our Compensation Committee an officer or employee of Golf Trust or an officer or employee of any of our subsidiaries, nor did any of our executive officers serve as a member of the board of directors or compensation committee of any entity of which one or more of its executive officers served as a member of our Compensation Committee. None of the members of our Compensation Committee has a relationship that the Securities and Exchange Commission requires disclosed under Item 404 of Regulation S-K.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed with management the "Compensation Discussion and Analysis" section of this Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" be included in this Proxy Statement.

  The Compensation Committee:
  Jan H. Loeb
  Nauman S. Toor
  Edward L. Wax (Chairman)

        The Compensation Committee Report does not constitute soliciting material, and will not be deemed to be filed or incorporated by reference into any other Golf Trust filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Compensation Committee Report by reference therein.

Nominating Committee

    Role.    Under its charter, the Nominating Committee's responsibilities include:

  •
  Establishing criteria for selecting new directors.

  •
  Considering and recruiting candidates to fill new positions on the Board of Directors, including any candidate recommended by the stockholders.

  •
  Conducting appropriate inquiries to establish a candidate's compliance with the qualification requirements established by the Nominating Committee.

  •
  The assessment of the performance, contributions and qualifications of individual directors, including those directors slated for re-election.

  •
  The recommendation of director nominees for approval by the Board of Directors.

  •
  The evaluation of the performance of the Board of Directors as a whole and of the Nominating Committee at least annually.

  •
  Reviewing and making recommendations to the Board of Directors with respect to any proposal properly presented by a stockholder for inclusion in the Company's annual proxy statement (which may be referred to any other committee of the Board of Directors as appropriate in light of the subject matter of the proposal).

        The Nominating Committee has established the following minimum qualifications that must be satisfied by each director nominee recommended by it to the Board of Directors:

  •
  Director nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

  •
  Director nominees should have experience and the ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

  •
  Director nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

  •
  Director nominees should have the interest and ability to understand and consider the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, while acting in the interests of the Company's stockholders.

  •
  Director nominees should not have, nor appear to have, a conflict of interest that would impair the director nominee's ability to represent the interests of the Company's stockholders and to fulfill the responsibilities of a director.

In addition to the minimum qualifications for each director nominee set out above, the Nominating Committee will only recommend a director nominee to the Board of Directors where, if the director nominee is elected or appointed:

  •
  A majority of the Board of Directors will be independent under the rules of the American Stock Exchange.

  •
  Each of the Audit, Compensation and Nominating Committees of the Board of Directors will be comprised entirely of independent directors.

  •
  At least one member of the Audit Committee will have the experience, education and other qualifications necessary to qualify as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission.

        Composition.    The Nominating Committee of the Board of Directors consists of Messrs. Loeb, Toor and Wax, each of whom is independent under the rules of the American Stock Exchange. Mr. Loeb was appointed Chairman of the Nominating Committee on October 19, 2007. Messrs. Toor and Wax are not director nominees for election at the 2007 Annual Meeting and will therefore cease to be members of the Board of Directors after the meeting. Accordingly, two of the three new candidates (Messrs. Couchman, Gottlieb and Vlahos) are expected to be appointed as members of the Nominating

Committee upon the expiration of the terms of Messrs. Toor and Wax, if elected at the 2007 Annual Meeting.

        Charter.    The charter of the Nominating Committee is included in this Proxy Statement as Appendix C. The charter is not available on the Company's website.

Other Committees

        The Board of Directors may, from time to time, form other committees as circumstances warrant. Any additional committees will have authority and responsibility as may be delegated by the Board of Directors, to the extent permitted by its charter, its bylaws and Maryland law.

Executive Officers

        Our plan of liquidation, adopted on May 22, 2001, was terminated by the stockholders at our November 8, 2007 Special Meeting of Stockholders. In connection with the Plan Termination, our senior management team will transition out of the business and Golf Trust will seek suitable replacements to pursue Golf Trust's new strategic direction. As part of this transition, on November 8, 2007, Mr. Blair resigned as Chairman of the Board of Directors, Chief Executive Officer and President of the Company. On the same date, Mr. Pearce was appointed Chief Executive Officer and President of the Company. Tracy S. Clifford remains the Company's Principal Accounting Officer and Secretary.

Biographical Information of Our Directors and Executive Officers

        The principal occupation and certain other information about the current members of the Board of Directors who are standing for re-election at the 2007 Annual Meeting, new candidates for election to the Board of Directors at the 2007 Annual Meeting and members of senior management are set forth in the following table.

Name	Age	Year First Appointed or Elected to the Board	Position, Principal Occupation, Business Experience and Directorships
Jan H. Loeb	49	2006	Mr. Loeb is Chairman of the Board of Directors and an independent director under the rules of the American Stock Exchange. Mr. Loeb has been a member of the Board of Directors since November 17, 2006. Mr. Loeb is currently a portfolio manager for Amtrust Capital Management, Inc., a position he has held since February 2005. From February 2004 through January 2005, Mr. Loeb was a portfolio manager for Chesapeake Partners. From January 2002 through December 2004, Mr. Loeb was a Managing Director of Jefferies & Company, Inc., an investment banking firm based in New York City. From 1994 through 2001, Mr. Loeb was a Managing Director of Dresdner Kleinwort and Wasserstein, Inc., an investment banking firm based in New York City, which was formerly known as Wasserstein Perella & Co., Inc. Mr. Loeb also serves on the board of directors of American Pacific Corporation, a chemical and aerospace corporation and serves on the boards of numerous charitable organizations. Mr. Loeb holds a Bachelor of Business Administration from Bernard M. Baruch College. Mr. Loeb is the Chairman of the Audit and Nominating Committees and a member of the Compensation Committee of the Board of Directors. Mr. Loeb is also the Audit Committee's "financial expert."
Michael C. Pearce	46	2007
			Mr. Pearce has been a member of the Board of Directors since September 17, 2007 and Chief Executive Officer and President since November 8, 2007. Mr. Pearce has been a private investor in various companies since 2002, with emphasis in distressed securities of publicly-traded entities. From late 1999 through 2001, he served as Chief Executive Officer of iEntertainment Network. From 1996 to 1998, he served as Senior Vice President of Sales and Marketing of publicly-traded VocalTec Communications, later returning in 1999 in a consulting capacity to its Chairman on matters pertaining to strategic alternatives, business development and mergers and acquisitions. From 1983 to 1996, he was employed in various technology industry management positions, including Senior Vice President of Sales and Marketing at Ventana Communications, a subsidiary of Thomson Corporation, Vice President of Sales at Librex Computer Systems, a subsidiary of Nippon Steel, and National Sales Manager at Hyundai Electronics America. From 1979 to 1983, he attended Southern Methodist University.

Jonathan M. Couchman	38	Director Nominee
			Mr. Couchman is the Managing Member of Couchman GP LLC, the general partner of Couchman Investments LP, a private investment partnership established in 2001. He is also the Managing Member of Couchman Capital LLC, which is the co-investment manager of Couchman International Ltd., a private partnership established in 2001. Mr. Couchman is also the Managing Member of Couchman Capital Services LLC, which is the general partner of Couchman Partners LP, a private investment partnership established in 2001, the investment manager of Couchman Investments LP and co-investment manager of Couchman International Ltd. In addition, Mr. Couchman is the President of Couchman Advisors, Inc., a management advisory company. Mr. Couchman has also been Chairman of the Board of Directors of Footstar Inc., a national footwear retailer, since February of 2006. He is a member of the CFA Institute and the New York Society of Security Analysts and holds a Bachelor of Science in Finance from the California State University at Chico.
Jay A. Gottlieb	63	Director Nominee
			Mr. Gottlieb has been a private investor in various companies since 1998. He is involved in analysis and investment in undervalued special situations and shell corporations. He presently owns between 5% and 21% of 14 public companies and is a member of the Board of Directors of Spatializer Audio Laboratories, Inc. From 1992 to 1998 he was the editor of an investment service that analyzed and published extensive data on companies planning initial public offerings. From 1977 to 1991 Mr. Gottlieb was the President and Chairman of the Board of The Computer Factory, Inc., a nationwide organization involved in retail and direct sales, servicing and leasing of personal computers. From 1969 to 1988 he was President of National Corporate Sciences, Inc., a registered investment advisory service. Mr. Gottlieb holds a Bachelor of Arts from New York University.
William Vlahos	42	Director Nominee
			Mr. Vlahos is the portfolio manager and managing director of Odyssey Value Advisors, LLC. Odyssey Value Advisors is a San Francisco based hedge fund investing in "deep value" securities, special situations and other portfolio positions believed to be trading at significant discount to intrinsic value. He is a past president and past board member of The Guardsmen, a San Francisco non-profit serving at-risk children and a past board member of the Koret Family House serving critically ill children. He holds a Bachelor of Arts from the University of California, Los Angeles.

Tracy S. Clifford	38	—
On February 5, 2007, Ms. Clifford was appointed Principal Accounting Officer of Golf Trust and on February 20, 2007 she was appointed the Company's Secretary. Ms. Clifford had been Golf Trust's Controller since September 1999. Prior to her employment with Golf Trust in September 1999, Ms. Clifford was employed by United Healthcare of Georgia, Inc. in Atlanta, initially as Accounting Manager (May 1995 through February 1999) and subsequently as Finance Director (March 1999 until September 1999). From June 1993 through April 1995, Ms. Clifford was employed by North Broward Hospital District in Fort Lauderdale, Florida, initially as Senior Accountant (June 1993 through January 1994) and subsequently as Accounting Manager (February 1994 through April 1995). Ms. Clifford is a Certified Public Accountant and worked as an auditor with Deloitte & Touche in Miami, Florida from 1991 to 1993. She received a Bachelor of Science degree in Accounting from the College of Charleston and a Master's degree in Business Administration from Georgia State University. Ms. Clifford is a member of the South Carolina Association of CPAs and the American Institute of CPAs and serves as an adjunct faculty member in the School of Business and Economics at the College of Charleston.

Directors' and Officers' Insurance

        We maintain directors' and officers' liability insurance to insure our officers and directors against claims arising out of an alleged wrongful act while acting as directors and officers of the Company, and to insure the Company to the extent that we have indemnified the directors and officers for such loss.

Indemnification

        Our charter provides that we will indemnify our directors and officers against certain liabilities to the fullest extent permitted under applicable law. The charter also provides that our directors and officers will be exculpated from monetary damages to us to the fullest extent permitted under applicable law.

Code of Business Conduct and Ethics

        We have a written Code of Conduct and Ethics that applies to the directors, officers and employees of, and consultants and contractors to, the Company and its subsidiaries, including the Company's Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct and Ethics is a set of Golf Trust's policies on key integrity issues that will encourage representatives of the Company to act ethically and legally. It includes the Company's policies with respect to conflicts of interest, compliance with laws, insider trading, corporate opportunities, competition and fair dealing, discrimination and harassment, health and safety, record-keeping, confidentiality, protection and proper use of company assets, payments to government personnel and reports to and communications with the Securities and Exchange Commission and the public. The Company will provide a copy of our Code of Business Conduct and Ethics to any person, without charge, upon request to Golf Trust of America, Inc., 10 N. Adger's Wharf, Charleston South Carolina 29401, Attention: Secretary.

Related Person Transactions Approval Policy

        The Board of Directors has adopted a written Related Person Transaction Approval Policy (referred to in this Proxy Statement as the Related Person Policy) that is administered by the Audit Committee of the Board of Directors. The Related Person Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a "related person" as defined by the Securities and Exchange Commission (Item 404 of Regulation S-K) has a direct or indirect material interest.

        Under the Related Person Policy, the facts and circumstances of the proposed transaction will be provided to senior management, which will determine whether the proposed transaction is a related person transaction that requires further review. Transactions that fall within the definition will be submitted to the Audit Committee for approval, ratification or other action at the next Audit Committee meeting or, in those instances in which senior management determines that it is not practicable or desirable to wait until the next Audit Committee meeting, to the Chairman of the Audit Committee. The Audit Committee or the Chairman, as applicable, may approve, based on good faith consideration of all the relevant facts and circumstances, only those related person transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders.

        In addition, senior management will review quarterly reports of amounts paid or payable to, or received or receivable from, any related person and determine if there are any related person transactions that were not previously approved or ratified under the Related Person Policy. The Audit Committee will evaluate all options available, including, but not limited to, ratification, amendment, termination or rescission and, where appropriate, take disciplinary action. The Audit Committee will request that senior management evaluate the Company's controls to ascertain the reason the transaction was not submitted to the Audit Committee for prior approval.

        The Company is not a party to any related person transactions, as defined by the Securities and Exchange Commission (Item 404 of Regulation S-K), at this time.

EXECUTIVE COMPENSATION

Compensation Arrangement Changes Since the End of Fiscal Year 2006

        Since the end of the last fiscal year, significant changes have occurred in the composition of the Board of Directors and senior management and in the business strategy of the Company that will materially affect the Company's compensation program. These include:

  •
  The resignation of Scott D. Peters, effective February 5, 2007, as Chief Financial Officer, Senior Vice President, Secretary and a member of the Board of Directors;

  •
  The February 6, 2007 appointment of Tracy S. Clifford, our former Controller, as Principal Accounting Officer, and on February 20, 2007, as Secretary;

  •
  The resignations of Raymond V. Jones and Fred W. Reams from the Board of Directors on September 13, 2007, and September 19, 2007, respectively;

  •
  The September 17, 2007 appointment of Michael C. Pearce to fill Mr. Jones's unexpired term;

  •
  The approval of the termination of the Plan of Liquidation and the amendment and restatement of Golf Trust's charter to declassify the Board of Directors at the Special Meeting of Stockholders that took place on November 8, 2007, and the failure to approve the adoption of the Original 2007 Option Plan at that meeting (See PROPOSAL 2—APPROVAL OF THE ADOPTION OF THE GOLF TRUST OF AMERICA, INC. 2007 STOCK OPTION PLAN);

  •
  The resignation of W. Bradley Blair, II from the Board of Directors and as Chief Executive Officer and President effective November 8, 2007;

  •
  The November 8, 2007 appointment of Mr. Pearce as Chief Executive Officer and President; and

  •
  The November 8, 2007 appointment of Mr. Loeb as Chairman of the Board of Directors.

        In light of the events outlined above, particularly the Plan Termination, the Board of Directors is in the process of reassessing our compensation program to ensure that it adequately promotes Golf Trust's objectives under its new business strategy. We expect that the Company's post-Plan Termination compensation program will be materially different from that of the fiscal year ended December 31, 2006, which is described below in "Compensation Discussion and Analysis" in connection with PROPOSAL 1—ELECTION OF DIRECTORS and PROPOSAL 2—APPROVAL OF THE ADOPTION OF THE GOLF TRUST OF AMERICA, INC. 2007 STOCK OPTION PLAN.

        Furthermore, the Company entered into or revised the following compensation arrangements with certain members of senior management since the end of fiscal year 2006.

W. Bradley Blair, II

        On November 8, 2007, the Company and Mr. Blair entered into a Termination of Employment Agreement and a Consulting Agreement. The following is a summary of the material terms of such agreements.

Termination of Employment Agreement

  •
  Mr. Blair's employment with the Company terminated and he was retained as a consultant to the Company upon the adjournment of the Special Meeting due to the approval of the Plan of Termination.

  •
  The Company agreed to (a) maintain directors' and officers' liability insurance coverage for a period of ten years from the date of the Termination of Employment Agreement, and

    (b) purchase such coverage for Mr. Blair in the event the Company is liquidated, dissolved or otherwise ceases to exist as a valid entity.

  •
  The Company and Mr. Blair provided customary mutual releases from liability for any claims, except for those arising under the Termination of Employment and Consulting Agreements.

  •
  The Termination of Employment Agreement contained customary confidentiality and nondisparagement provisions.

Consulting Agreement

  •
  Mr. Blair will provide the Company with assistance and advice with respect to (a) post-closing matters related to the sale of the Innisbrook Resort and Golf Club (referred to in this Proxy Statement as the Resort), (b) strategic considerations in the sale of the Company's remaining golf courses, (c) litigation support, and (d) other general consultation with the Company's senior management.

  •
  The Company will pay Mr. Blair $400 per hour for consulting services provided solely at the request of the Company.

  •
  The Company will reimburse Mr. Blair for reasonable expenses and provide him with access to certain Company resources in connection with the provision of the consulting services.

  •
  The Consulting Agreement contains customary confidentiality provisions.

  •
  The term of the Consulting Agreement will begin on November 8, 2007 and end on June 8, 2008. The Company may terminate the Consulting Agreement upon 30 days notice upon a material breach by Mr. Blair. Mr. Blair may terminate the Consulting Agreement upon 30 days notice for any reason.

  •
  The Company will indemnify Mr. Blair for liability or loss incurred in connection with, relating to or arising out of the consulting services, provided that such liability or loss is not determined by a court of competent jurisdiction to have resulted primarily from his gross negligence, willful misconduct or bad faith.

Tracy S. Clifford

        On August 24, 2007, the Board of Directors approved the grant of a cash bonus in the amount of $40,000 to Ms. Clifford for her performance in fiscal year 2006 and in fiscal year 2007 to date, first as the Company's Controller and then in her current role as Principal Accounting Officer and Secretary.

        On November 7, 2007, the Company and Ms. Clifford entered into a Severance and Consulting Agreement. Ms. Clifford had a severance arrangement with the Company, entered into on February 9, 2001, that provided for 15 months of severance equivalent to her then annual salary and health benefits upon a change of control relating to the adoption by the Board of Directors of the Plan of Liquidation. On January 1, 2005, that severance arrangement was amended to increase the severance benefit from 15 months to 18 months. Although that severance arrangement terminated as of the effective date of the Severance and Consulting Agreement, the severance portion of the new agreement is economically equivalent to her prior severance arrangement with the Company. The following is a summary of the material terms of the new agreement.

  •
  Ms. Clifford's employment with the Company will continue through December 31, 2007 under the terms and with the duties and responsibilities as in effect on the date of the Severance and Consulting Agreement, unless earlier terminated by either party.

  •
  The Company will pay Ms. Clifford (a) a severance benefit of 18-months salary based on Ms. Clifford's salary level as in effect on the date of the Severance and Consulting Agreement,

    and (b) an amount equal to the Company's employer portion of the premiums and other payments for individual and dependent medical, dental and other employee benefits. These payments will be payable over the nine-month period beginning on October 1, 2007, unless the Company consummates a merger, consolidation, sale of all or substantially all of its assets or any similar transaction with an unaffiliated third party prior to June 30, 2008, in which case all such payments will become immediately due and payable.

  •
  All severance payments to Ms. Clifford will cease upon (a) her termination in connection with her material breach of the Severance and Consulting Agreement, or (b) Ms. Clifford's voluntary termination of her employment with the Company prior to December 31, 2007 other than voluntary termination resulting from a material change in her duties and responsibilities.

  •
  The Company agreed to (a) maintain directors' and officers' liability insurance coverage for a period of ten years from the date of the Severance and Consulting Agreement, and (b) purchase such coverage for Ms. Clifford in the event the Company is liquidated, dissolved or otherwise ceases to exist as a valid entity.

  •
  Once the Plan Termination was approved, Ms. Clifford became obligated to provide the following consulting services to the Company from January 1, 2008 to June 30, 2008: (a) preparation and support for the annual audit of the Company's financial statements, (b) preparation for and coordination of the Company's 2007 Annual Report on Form 10-K, (c) coordination with tax accountants, (d) oversight and review of operational accounting requirements for the Company with respect to its corporate operations and the operations of the Company's remaining golf courses, (e) cash management, (f) litigation support, and (g) support for the resolution of post-closing issues with respect to the sale of the Resort.

  •
  The Company will pay Ms. Clifford $100 per hour for the consulting services. The Company will also reimburse Ms. Clifford for reasonable expenses and provide her with access to certain Company resources in connection with the provision of the consulting services.

  •
  The Severance and Consulting Agreement contains customary confidentiality provisions.

Michael C. Pearce

        On November 9, 2007, the Company and Mr. Pearce entered into an Employment Agreement, the material terms of which are set forth in "Pearce Employment Agreement" in the "Compensation Discussion and Analysis" below.

Compensation Discussion and Analysis

        Compensation Objectives.    The objective of our pre-Plan Termination compensation program was to:

  •
  Retain (to the extent necessary) and reward experienced, highly motivated members of senior management, capable of effectively leading the liquidation of Golf Trust pursuant to the Plan of Liquidation; and

  •
  Reward and encourage activity of senior management that resulted in enhanced value for our stockholders pursuant to the Plan of Liquidation.

        Elements of Compensation.    Each of the following elements of the Company's pre-Plan Termination compensation program was designed to reward different performance goals, and all components of the compensation program worked together to satisfy the ultimate goal of enhancing stockholder value in the context of the Plan of Liquidation.

  •
  Base Salary. Base salaries for members of senior management were established based on the performance of their basic job description and through the performance of assigned responsibilities (see specific discussion regarding the base salaries of our senior management in "Narrative Disclosure to Summary Compensation Table" below).

  •
  Cash Bonuses. Cash bonuses were granted to senior management to reward commendable performance of specially designated tasks or outstanding performance of assigned responsibilities pertaining to the Plan of Liquidation, exceeding the Compensation Committee's expectations. These bonuses were discretionary and were not awarded based on a formula or a specific time frame other than the milestone bonuses that were paid pursuant to the terms of the employment agreements entered into with Messrs. Blair and Peters (see further discussion below).

  •
  Defined Contribution Plan. We have a 401(k) savings/retirement plan, which permits our eligible employees to defer up to 12% of their annual compensation, subject to certain limitations imposed by the Code. The employees' elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) plan. We have discontinued our discretionary contribution matching policy.

  •
  Other Elements. We provide health, dental and optical insurance at our sole cost to each member of senior management, each member's spouse and each member's children. We also provide life and disability insurance at our sole cost to each member of senior management. Our Chief Executive Officer also received an automobile allowance as disclosed in the footnotes to the Summary Compensation Table.

        Base Salary.    Under Mr. Blair's amended and restated employment agreement, based on the assumption that a reduction in his duties would occur as the Plan of Liquidation progressed, effective April 1, 2004, Mr. Blair's base salary was reduced by 25%, and effective January 1, 2005, his base salary was reduced by an additional 25%. Subsequent to that date, the only change in Mr. Blair's base salary was an inflationary adjustment on January 1, 2006, based on the consumer price index, pursuant to the terms of his employment agreement.

        Cash Bonuses.    Pursuant to their amended and restated employment agreements, Messrs. Blair's and Peters's right to performance bonuses and stock based awards terminated upon stockholder approval of the Plan of Liquidation. Instead, their employment agreements provided for a retention bonus, which was paid when the Board of Directors adopted the Plan of Liquidation, and two performance milestones to be paid if and when the remaining milestones were met. As described below, both milestones were met in mid-2003. The performance milestones were as follows:

  •
  Stockholder approval of the Plan of Liquidation, which occurred on May 22, 2001;

  •
  Continued employment of Messrs. Blair and Peters with us for 12 months following approval by the Board of Directors of the Plan of Liquidation (Mr. Peters resigned effective February 5, 2007 and Mr. Blair resigned effective November 8, 2007); and

  •
  Repayment of all of our debt, which occurred on June 19, 2003.

        Both milestone bonus payments became payable on June 19, 2003, the date on which all of our bank debt was repaid, and all milestone payments have been paid as of the date of this Proxy Statement.

        See "Narrative Disclosure to Summary Compensation Table" below regarding specific employment agreements and arrangements with members of our senior management.

        Pearce Employment Agreement.    After the resignation of Mr. Blair on November 8, 2007, the Board of Directors appointed Mr. Pearce the Chief Executive Officer and President of the Company. The Company and Mr. Pearce were parties to a consulting agreement since January 9, 2007, whereby

Mr. Pearce had been advising the Company on matters pertaining to corporate development initiatives for a fee of $12,000 per month. In connection with the appointment, on November 9, 2007, the Company entered into an Employment Agreement with Mr. Pearce and the consulting agreement was mutually terminated by both parties. The following is a summary of the material terms of the Employment Agreement.

  •
  The term of the Employment Agreement begins on November 8, 2007.

  •
  The Company will pay Mr. Pearce an annual base salary of $144,000, or such higher rate as the Board of Directors may determine from time to time.

  •
  Mr. Pearce will be eligible to participate in all of the Company's employee benefit programs for which senior executive employees of the Company are generally eligible.

  •
  The Company granted Mr. Pearce 275,000 stock appreciation rights. The rights vest on each of the first three anniversaries of the grant date in the following amounts: 91,667 on November 8, 2008, 91,667 on November 8, 2009 and 91,666 on November 8, 2010. However, all unvested SARs will automatically vest upon a termination without cause, death or disability, change of control of the Company or other similar fundamental corporate transaction.

  •
  In the event that the Revised 2007 Option Plan is approved by the stockholders at the 2007 Annual Meeting (see PROPOSAL 2—APPROVAL OF THE ADOPTION OF THE GOLF TRUST OF AMERICA, INC. 2007 STOCK OPTION PLAN), Mr. Pearce's stock appreciation rights will terminate. In their place, Mr. Pearce will receive, on December 14, 2007, a grant of 275,000 options to purchase common stock, which will vest on each of the first three anniversaries of the grant date in the following amounts: 91,667 on December 14, 2008, 91,667 on December 14, 2009 and 91,666 on December 14, 2010. However, all unvested options will automatically vest upon a termination without cause, death or disability, change of control of the Company or other similar fundamental corporate transaction.

Summary Compensation Table

        As of November 8, 2007, we have two executive officers, Mr. Pearce and Ms. Clifford. The following table sets forth 2006, 2005 and 2004 annual and long-term compensation to our executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)(16)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
W. Bradley Blair, II(1)(2) Former Chief Executive Officer, President & Chairman of the Board of Directors	2006 2005 2004	201,971 190,827 310,094	— — —	— — —	— — —	— — —	— — —	44,566 41,208 1,182,318	(5) (6) (7)(8)	246,537 232,035 1,492,412
Scott D. Peters(3) Former Executive Vice President, Chief Financial Officer & Secretary	2006 2005 2004	48,286 48,297 95,400	— — —	— — —	— — —	— — —	— — —	122,575 31,626 398,708	(8)(9) (10) (8)(11)	170,861 79,923 494,108
Tracy S. Clifford(4) Principal Accounting Officer & Secretary	2006 2005 2004	110,233 110,173 107,417	25,000 — —	— — —	— — —	— — —	— — —	21,297 90,329 15,247	(12) (12)(13) (12)	156,530 200,502 122,664
R. Keith Wilt Vice President of GTA-IB, LLC, a material subsidiary	2006 2005 2004	110,841 99,034 43,542	15,000 — 10,000	— — —	— — —	— — —	— — —	106,049 20,541 8,973	(14)(15) (15) (15)	231,890 119,575 62,515

(1)
Mr. Blair resigned from the Board of Directors and as Chief Executive Officer and President effective November 8, 2007.

(2)
Mr. Pearce was appointed Chief Executive Officer and President effective November 8, 2007.

(3)
Scott D. Peters resigned effective February 5, 2007 as Chief Financial Officer, Senior Vice President, Secretary and a member of the Board of Directors.

(4)
Tracy S. Clifford, our former Controller, was appointed Principal Accounting Officer on February 6, 2007, and Secretary on February 20, 2007.

(5)
Includes an annual car allowance of $12,000 and annual health and life insurance premiums and other reimbursements of $32,566 paid by us on behalf of Mr. Blair.

(6)
Includes an annual car allowance of $12,000 and annual health and life insurance premiums and other reimbursements of $29,208 paid by us on behalf of Mr. Blair.

(7)
Includes an annual car allowance of $12,000, annual health and life insurance premiums and other reimbursements of $20,318 paid by us on behalf of Mr. Blair and indebtedness of $1,150,000, plus accrued interest, that we canceled on March 22, 2004 as discussed below under the caption "Extension of Non-Recourse Tax Loans Secured by Stock."

(8)
We entered into written employment agreements with Messrs. Blair and Peters at the time of our initial public offering. On February 25, 2001, in connection with the Plan of Liquidation, those employment agreements were amended and restated as discussed above. Those employment agreements, as amended and restated, provide for payment to Messrs. Blair and Peters of bonuses upon the achievement of certain milestones. Performance milestone bonus amounts, which include accrued interest, were paid to Mr. Peters in 2004 and 2006 as follows: (a) $191,649 on August 27, 2004, (b) $191,794 on September 27, 2004, and (c) $104,927 on September 29, 2006. The amounts remaining of $1,233,907, plus accrued interest, to Mr. Blair and $82,615, plus accrued interest, to Mr. Peters were paid following the completion of the sale of the business of the Resort on July 16, 2007.

(9)
Includes annual health and life insurance premiums of $17,648 paid by us on behalf of Mr. Peters.

(10)
Includes hourly compensation of $15,305 and annual health and life insurance premiums of $16,321 paid by us on behalf of or to Mr. Peters. Mr. Peters's fourth amended and restated employment agreement, as amended, provided for quarterly compensation of $12,000 plus additional compensation at a rate of $150 per hour for hours worked in excess of 80 hours per quarter.

(11)
Includes annual health and life insurance premiums of $15,265 paid by us on behalf of Mr. Peters.

(12)
Includes annual health and life insurance premiums of $21,297, $18,900 and $15,247 for the years ended December 31, 2006, 2005 and 2004, respectively, paid by us on behalf of Ms. Clifford.

(13)
Includes an increase in accrued severance of $71,429 to reflect a salary increase effective January 1, 2005 and the change in the severance term from 15 to 18 months pursuant to the terms of the amended stay arrangement with Ms. Clifford. On February 9, 2001, in connection with the Plan of Liquidation, we entered into a stay arrangement with Ms. Clifford, which provided for 15 months of severance equivalent to her then annual salary and health benefits upon a change of control created by the adoption by the Board of Directors of the Plan of Liquidation. This stay arrangement was amended on January 1, 2005 to extend the severance term from 15 to 18 months.

(14)
Includes accrued severance of $82,500 pursuant to the terms of a stay arrangement with Mr. Wilt dated March 31, 2006, in connection with the Plan of Liquidation. This stay arrangement provides for a severance payment to Mr. Wilt equivalent to nine months of his then current annual salary upon the termination of his employment following a sale of the Resort. Also, includes annual health and life insurance premiums and 401(k) contributions of $23,549 paid by us on behalf of Mr. Wilt.

(15)
Includes annual health and life insurance premiums and 401(k) contributions of $23,549 and $20,541 for the years ended December 31, 2006 and 2005, respectively, and $8,973 for the period July 16, 2004 to December 31, 2004 paid by us on behalf of Mr. Wilt.

(16)
Bonuses are discretionary and are not calculated or paid according to a formula or specific time frame or schedule.

Narrative Disclosure to Summary Compensation Table

        The employment agreements of Messrs. Blair and Peters, as amended through September 30, 2006, included the following provisions:

        Salary.    Mr. Blair's amended employment agreement previously provided for an annual base salary of $360,000, with automatic annual cost of living increases based on the increase, if any, in the consumer price index. In anticipation of the reduction of our asset base, the conclusion of settlement negotiations in connection with the Resort, our assumption of the ownership of the Resort and the assumption that there would be a corresponding reduction in demands on Mr. Blair's time, the compensation committee negotiated a reduced time commitment and a reduced salary arrangement with Mr. Blair. Accordingly, a further amended and restated employment agreement with Mr. Blair was executed on March 22, 2004. Under this amended and restated employment agreement, Mr. Blair was expected to devote a reduced number of hours per calendar quarter to Golf Trust. Correspondingly, we agreed to pay him an annual salary (plus an annual inflationary adjustment based on the consumer price index) of $286,241 for 2004 (effective April 1, 2004), $190,827 for 2005 and $190,827 for each subsequent year.

        Following the June 2003 disposition of our Sandpiper Golf Course, located in Santa Barbara, California, and the corresponding reduction in demands on Mr. Peters's time, the compensation committee and Mr. Peters agreed upon a reduced time commitment and a reduced salary arrangement. Accordingly, a further amended and restated employment agreement with Mr. Peters was executed on August 29, 2003. Under this amended and restated employment agreement, Mr. Peters was expected to devote a substantially reduced number of hours per calendar quarter to Golf Trust. Correspondingly, we paid him a salary of $12,000 per quarter plus additional compensation at a rate of $150 per hour for hours worked in excess of 80 hours per quarter. This arrangement was extended by mutual agreement until April 30, 2007; however, Mr. Peters resigned prior to its termination effective February 5, 2007 due to his commitments to another employer.

        Ms. Clifford's base salary of $110,233 was not adjusted upon her appointment as our Principal Accounting Officer.

        Bonuses.    Under their employment agreements, as amended in 2001, the eligibility of Messrs. Blair and Peters for normal performance bonuses and stock based awards terminated upon the approval of the Plan of Liquidation by our stockholders. Upon such approval of the Plan of Liquidation, the applicable amended employment contracts provided for (a) retention bonuses and forgiveness of indebtedness, and (b) performance milestone bonuses, each as described below:

  •
  Retention Bonuses and Forgiveness of Indebtedness. The retention bonuses were designed to recognize services rendered by senior management (including, without limitation, services rendered in assisting in the creation of the Plan of Liquidation, negotiating certain agreements with Legends Group, Ltd. and AEW Targeted Securities Fund, L.P. and seeking to achieve resolutions of various issues with our lenders). Pursuant to their amended and restated employment agreements, Messrs. Blair and Peters received retention bonuses of $1,233,907 and $660,921, respectively, on February 25, 2001. In addition, in recognition of their services and pursuant to their amended and restated employment agreements, their options and restricted stock awards immediately vested in full at that time. All of the options that became fully vested are at the present time "out of the money." Pursuant to the terms of their promissory notes, which were not modified, the debt owed to us by Messrs. Blair and Peters, or $2,163,738 for Mr. Blair and $683,118 for Mr. Peters, was automatically forgiven upon the adoption by the Board of Directors of the Plan of Liquidation on February 25, 2001.

  •
  Performance Milestone Bonuses. As a result of our achievement of all milestones set forth below, Messrs. Blair and Peters had earned and since received the additional cash performance milestone bonuses shown below:

	Bonus Payment*
Performance Milestone
	Blair	Peters
Stockholder approval of the Plan of Liquidation and repayment of all our debt**	$1,645,210	$881,228
Later of (a) repayment of all our debt**, and (b) February 25, 2002 (i.e., 12 months after approval by the Board of Directors of the Plan of Liquidation)	$1,233,907	$660,921

*
Plus interest from the date of stockholder approval of the Plan of Liquidation.

**
Including debt of our operating partnership, but excluding routine trade creditor debt not yet due and excluding debt that we agreed to keep outstanding for the benefit of limited partners.

        Performance milestone bonus amounts, which include accrued interest, were paid to Messrs. Blair and Peters as follows: (a) $1,815,523 to Mr. Blair on June 19, 2003, (b) $972,453 to Mr. Peters on June 19, 2003, (c) $184,227 to Mr. Peters on September 30, 2003, (d) $191,649 to Mr. Peters on August 27, 2004, (e) $191,794 to Mr. Peters on September 27, 2004, and (f) $104,927 to Mr. Peters on September 29, 2006. The amounts remaining of $1,233,907, plus accrued interest, to Mr. Blair and $82,615, plus accrued interest, to Mr. Peters were paid following the sale of the Resort.

        Extension of Non-Recourse Tax Loans Secured by Stock.    Upon each non-cash benefit payment (i.e., debt forgiveness and stock award acceleration) occurring concurrently with the adoption by the Board of Directors of the Plan of Liquidation, Messrs. Blair and Peters incurred tax liability, but were unable to fund such liability by selling our common stock because of federal securities law restrictions and other concerns. Pursuant to the terms of their amended and restated employment agreements dated as of February 25, 2001, we made non-recourse loans to Messrs. Blair and Peters of $1,595,000 ($1,150,000 to Mr. Blair and $445,000 to Mr. Peters) for the payment of such tax liability. These loans were evidenced by promissory notes from Messrs. Blair and Peters and secured by their total holdings at that time of 199,415 shares of our common stock (143,790 of which were owned by Mr. Blair and 55,625 of which were owned by Mr. Peters) valued at $8 per share at the time of the issuance of these loans. The outstanding balance of these loans at June 30, 2002, principal and interest, was $1,655,000. For the years ended December 31, 2004 and 2003, we recorded an allowance for doubtful accounts against this receivable in the aggregate amounts of $112,000 and $497,000, respectively, which approximated the difference in the pledged value of $8 per share and the computed value based on the net assets in liquidation at December 31, 2004 and 2003, respectively.

        As a result of the letter agreement that we entered into with Mr. Blair on March 22, 2004, Mr. Blair agreed to, among other things, irrevocably assign to us the shares of our common stock, which secured the above-mentioned $1,150,000 non-recourse loan previously made to Mr. Blair, in exchange for our agreement to cancel such loan.

        As a result of the letter agreement that we entered into with Mr. Peters on March 30, 2005, Mr. Peters agreed to, among other things, irrevocably assign to us the shares of our common stock, which secured the above-mentioned $445,000 non-recourse loan previously made to Mr. Peters, in exchange for our agreement to cancel such loan.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning the outstanding equity awards of each of the named executive officers as of December 31, 2006. The value of unexercised in-the-money options at December 29, 2006 (the last business day of the year) is based on a value of $1.47 per share, the prior closing price of our common stock on the American Stock Exchange on December 29, 2006.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)
W. Bradley Blair, II(2)(3) Former Chief Executive Officer, President & Chairman of the Board of Directors	150,000 90,000 160,000 155,000 85,000	— — — — —	— — — — —	21.00 24.875 25.75 25.06 17.25	02/05/07 02/05/07 05/17/07 11/11/08 01/30/10		— — — — —	— — — — —	— — — — —	— — — — —
Scott D. Peters(4) Former Executive Vice President, Chief Financial Officer & Secretary	40,000 20,000 80,000 85,000 60,000	— — — — —	— — — — —	21.00 24.875 25.75 25.06 17.25	02/05/07 02/05/07 05/17/07 02/05/08 02/05/08	(6) (6)	— — — — —	— — — — —	— — — — —	— — — — —
Tracy S. Clifford(5) Principal Accounting Officer & Secretary	20,000	—	—	16.75	12/27/09		—	—	—	—
R. Keith Wilt Vice President of GTA-IB, LLC, a material subsidiary	—	—	—	—	—		—	—	—	—

(1)
The vesting of all of the granted stock options accelerated when the Plan of Liquidation was approved by our stockholders on May 22, 2001.

(2)
Mr. Blair resigned from the Board of Directors and as Chief Executive Officer and President effective November 8, 2007.

(3)
Mr. Pearce was appointed as Chief Executive Officer and President effective November 8, 2007.

(4)
Scott D. Peters resigned effective February 5, 2007 as Chief Financial Officer, Senior Vice President, Secretary and a member of the Board of Directors.

(5)
Tracy S. Clifford, our former Controller, was appointed Principal Accounting Officer on February 6, 2007, and Secretary on February 20, 2007.

(6)
All of Mr. Peters's outstanding options will expire on February 5, 2008 if they do not previously expire pursuant to their original expiration date at the time of issuance.

Potential Payments Upon Termination or Change-in-Control

        Severance.    On February 9, 2001, in connection with the Plan of Liquidation, we entered into a "stay" arrangement with Tracy S. Clifford, which provided for 15 months of severance equivalent to her then annual salary and health benefits upon a change of control created by the adoption by the Board of Directors of the Plan of Liquidation. This arrangement was amended on January 1, 2005 to extend the severance term from 15 to 18 months. On November 7, 2007, the Company and Ms. Clifford entered into a Severance and Consulting Agreement that replaced her existing severance arrangement.

See "Tracy S. Clifford" in the "Compensation Agreement Changes Since the End of Fiscal Year 2006" section above for a summary of the material terms of the agreement.

        We entered into a stay arrangement with R. Keith Wilt on March 31, 2006 in connection with the Plan of Liquidation. This stay arrangement provides for a severance payment to Mr. Wilt equivalent to nine months of his current annual salary upon the termination of his employment following a sale of the Resort.

        Covenants Not to Compete.    Under Mr. Blair's amended and restated employment agreement as in effect upon his resignation, until November 8, 2008 (one year after his resignation), Mr. Blair may not:

  •
  Compete directly with the Company in a business similar to that of the Company;

  •
  Compete directly or indirectly with the Company or its affiliates with respect to any acquisition or development of any real estate project undertaken or being considered by the Company or its affiliates as of November 8, 2007, the date of his resignation;

  •
  Lend or allow his name or reputation to be used by or in connection with any business competitive with the Company or its affiliates; or

  •
  Intentionally interfere with, disrupt or attempt to disrupt the relationship, contractual or otherwise, between the Company and its affiliates and any lessee, tenant, supplier, contractor, lender, employee or governmental agency or authority.

        Notwithstanding the above limitations, Mr. Blair can invest at any time, at his discretion, in certain specified enterprises.

        Under Mr. Peters's amended and restated employment agreement as in effect upon his resignation, until February 5, 2008 (one year after his resignation), Mr. Peters may not:

  •
  Compete directly with us in a similar business;

  •
  Compete directly or indirectly with us, our subsidiaries, partners, potential golf course buyers, potential buyers (and/or their affiliates), potential buyers of our preferred stock or debt (or any of their affiliates) with respect to any acquisition or development of any real estate project undertaken or being considered by any of such parties at any time during Mr. Peters's employment with us;

  •
  Lend or allow his name or reputation to be used by or in connection with any business competitive with Golf Trust, our subsidiaries and/or partners; or

  •
  Intentionally interfere with, disrupt or attempt to disrupt the relationship, contractual or otherwise, between Golf Trust or our subsidiaries and/or partners, and any lessee, tenant, supplier, contractor, lender, employee or governmental agency or authority.

        Notwithstanding the above limitations, Mr. Peters may be employed by a business that competes with us so long as he does not have direct or indirect responsibility for any interaction with, or analysis of, Golf Trust and is wholly screened off from such interaction and analysis by the competitive business.

        Change of Control.    Mr. Blair's amended and restated employment agreement provided that he would have "good cause" to resign upon a change of control and, in that case, all of his stock options and restricted stock would vest in full and he would be entitled to severance payments, minus the previously paid retention bonus and any milestone payments in connection with the Plan of Liquidation. The amended and restated employment agreements of both Messrs. Blair and Peters provided that if any payment by or on behalf of Golf Trust or our operating partnership to either executive qualified as an excess parachute payment under the Code, we would make additional payments in cash to the executive (so called gross-up payments) so that the executive would be put in the same after-tax position as he would have been had no excise tax been imposed by the Code. These provisions are no longer applicable as both Blair and Peters resigned before any change of control and no parachute payments have been nor will they be paid to the executives.

Compensation of Directors

        We pay our independent directors fees for their services as directors. Independent directors receive annual compensation of $10,000, plus a fee of $1,000 for attendance at each meeting of the Board of Directors (whether in person or telephonically), and $500 for attending each committee meeting. We reimburse directors for their reasonable and documented out-of-pocket travel expenses. Under our non-employee directors' stock option plan, at the time of our initial public offering and on the first four anniversaries of our initial public offering, our three independent directors received automatic annual grants of options to purchase 5,000 shares of our common stock at the stock's fair market value on the date of grant. All grants to our independent directors were fully vested on the grant date and expire ten years from the date of grant. Upon the February 2001 grant, the shares available under our non-employee directors' stock option plan were exhausted and no options have been granted to our independent directors since that time.

        Directors who are also our officers or who are not independent are not separately compensated for their service as directors. Our non-employee directors earned the following aggregate amounts of compensation for fiscal year 2006:

Name and Principal Position(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Edward L. Wax(4),	$36,500	$—	$—	$—	$—	$—		$36,500
Raymond V. Jones(1)(4),	$35,500	$—	$—	$—	$—	$—		$35,500
Fred W. Reams(1)(4),	$35,500	$—	$—	$—	$—	$—		$35,500
Jan H. Loeb, Director(3)	$4,750	$—	$—	$—	$—	$17,822	(5)	$22,572
Nauman S. Toor, Director(3)	$4,250	$—	$—	$—	$—	$—		$4,250

(1)
On September 13, 2007, and September 19, 2007, respectively, Messrs. Jones and Reams resigned as directors of Golf Trust.

(2)
W. Bradley Blair, II, Golf Trust's former Chairman of the Board, President and Chief Executive Officer, and Scott D. Peters, Golf Trust's former Senior Vice President, Chief Financial Officer and Secretary, are not included in this table as they were employees of Golf Trust and thus received no compensation for their services as directors. The compensation received by Messrs. Blair and Peters as employees of Golf Trust is shown in the Summary Compensation Table.

(3)
Jan H. Loeb and Nauman S. Toor joined the Board as of November 17, 2006.

(4)
These directors own 25,000 shares of common stock issuable upon exercise of vested options, including:

•
5,000 vested shares at $21 issued on February 6, 1997 and expiring on February 5, 2007;

•
5,000 vested shares at $29 issued on February 6, 1998 and expiring on February 5, 2008;

•
5,000 vested shares at $24.50 issued on February 6, 1999 and expiring on February 5, 2009;

•
5,000 vested shares at $17.938 issued on February 6, 2000 and expiring on February 5, 2010; and

•
5,000 vested shares at $7.85 issued on February 6, 2001 and expiring on February 5, 2011.

(5)
The Other Compensation to Mr. Loeb is for reimbursement of his legal fees incurred in his proxy bid to be elected to the Board of Directors, pursuant to the Letter Agreement entered into by the Company, Mr. Loeb and Mr. Toor, and filed as Exhibit 10.40 to our Current Report on Form 8-K filed on October 10, 2006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Since February 28, 1997, we have engaged BDO Seidman, LLP as our independent registered public accountants and we expect to retain them as our independent registered public accountants in 2008. BDO Seidman, LLP has audited our financial statements for each fiscal year beginning with the fiscal year ending December 31, 1997. A representative from BDO Seidman, LLP will be present at our 2007 Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

        The following table shows the fees paid or accrued by us for the audit and other services provided by BDO Seidman, LLP for fiscal years 2006 and 2005.

	2006	2005
Audit Fees(1)	$349,114	$411,178
Audit-Related Fees(2)	12,050	16,000
Tax Fees(3)	36,319	52,738
All Other Fees(4)	—	—

Total	$379,498	$479,916

  (1)
  "Audit Fees" represent fees for professional services rendered by BDO Seidman, LLP for the audit of our annual financial statements included in our Annual Reports on Form 10-K, the review of financial statements included in our Quarterly Reports on Form 10-Q and any services normally provided by BDO Seidman, LLP in connection with statutory and regulatory filings or engagements. For fiscal years 2006 and 2005, the total audit fees include $167,376 and $246,012, respectively, in fees incurred for the audit of our wholly-owned subsidiary, GTA-IB, LLC. GTA-IB, LLC is the subsidiary of our operating partnership that owned the Resort.

  (2)
  "Audit-Related Fees" represent fees for assurance and related services by BDO Seidman, LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." These fees consisted primarily of accounting consultations relating to the Resort.

  (3)
  "Tax Fees" represent fees for professional services rendered by BDO Seidman, LLP for tax compliance, tax advice and tax planning. For fiscal years 2006 and 2005, Tax Fees consisted primarily of tax compliance fees of $33,566 and $44,511, respectively, and of tax advice and tax planning fees of $-0-and $8,227, respectively.

  (4)
  "All Other Fees" represent fees for products and services provided by BDO Seidman, LLP, other than services reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees." We did not incur any of these fees in fiscal year 2006 and 2005.

        Our Audit Committee is required to pre-approve the audit and non-audit services performed for us by BDO Seidman, LLP in order to assure that the provision of such services does not impair BDO Seidman, LLP's independence. Prior to the beginning of our fiscal year, our Audit Committee typically pre-approves certain general audit and non-audit services up to specified cost levels. Any audit or non-audit services that are not generally pre-approved in this manner, require specific pre-approval by our Audit Committee. While our Audit Committee may delegate pre-approval authority to one or more of its members, the member or members to whom such authority is delegated must report any pre-approval decisions to our Audit Committee at its next scheduled meeting. Our Audit Committee does not delegate its responsibilities to pre-approve services performed by BDO Seidman, LLP to management.

        All of the services described in "Audit-Related Fees," "Tax Fees" and "All Other Fees" in the table above were approved by the Audit Committee as required by the Securities and Exchange Commission (in Rule 2-01 of Regulation S-X, paragraph c(7)(i)(C)).

SECURITY OWNERSHIP OF MANAGEMENT AND FIVE-PERCENT STOCKHOLDERS

        The following table describes, as of November 2, 2007, the beneficial ownership of our common stock held by (a) each of our directors and director nominees, (b) each of our executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of five percent or more of our outstanding common stock. Each person named in the table has sole voting and investment/disposition power with respect to all of the shares of common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. Unless otherwise noted, the address of each person in the table is c/o Golf Trust of America, Inc., 10 North Adger's Wharf, Charleston, South Carolina 29401.

Name of Beneficial Owner	Number of shares of Common Stock	Percentage of Class(9)
W. Bradley Blair, II(1)(2)	277,642	3.67%
Jonathan M. Couchman	326,400	4.46%
Tracy S. Clifford(1)(3)	20,000	*
Jay A. Gottlieb(4)	605,750	8.28%
Jan H. Loeb(5)	844,100	11.54%
Merrill Lynch, Pierce, Fenner & Smith, Inc.(6)	370,000	5.06%
Odyssey Value Advisors, LLC(7)	700,000	9.57%
Michael C. Pearce(1)	—	—
Scott D. Peters(1)	—	—
Nauman S. Toor	—	—
William Vlahos(7)	1,070,000	14.62%
Edward L. Wax(3)	21,250	*
R. Keith Wilt	—	—
Directors, director nominees and officers as a group (7 persons)(8)	3,165,142	41.66%

  *
  Less than 1%

  (1)
  Effective February 5, 2007, Mr. Peters resigned as Chief Financial Officer, Senior Vice President, Secretary and a member of the Board of Directors; Effective February 6, 2007 and February 20, 2007, Ms. Clifford was appointed Principal Accounting Officer and Secretary, respectively; Effective November 8, 2007, Mr. Blair resigned as Chief Executive Officer, President and Chairman of the Board of Directors; Effective November 8, 2007, Mr. Pearce was appointed Chief Executive Officer and President.

  (2)
  Beneficial ownership includes options to purchase 240,000 shares of common stock, all of which have vested and are exercisable as of November 2, 2007. None of these options was in the money as of November 2, 2007.

  (3)
  Beneficial ownership includes options to purchase 20,000 shares of our common stock, all of which have vested and are exercisable as of November 2, 2007. None of these options was in the money as of November 2, 2007.

  (4)
  Includes 100,000 shares held in trust for the benefit of Mr. Gotlieb's children.

  (5)
  Mr. Loeb's business address is 10451 Mill Run Circle, Owings Mills, Maryland 21117. Mr. Loeb reports that he has sole power to vote or to direct the vote of 806,100 shares, shared power to vote or to direct the vote of 38,000 shares, sole power to dispose or to direct the disposition of 806,100 shares and shared power to dispose or to direct the disposition of 38,000 shares. Information about Mr. Loeb is included in reliance on the Schedule 13D/A filed with the SEC on October 13, 2006.

  (6)
  Merrill Lynch, Pierce, Fenner & Smith, Inc.'s address is 4 World Financial Center, New York, NY 10080. Information about Merrill Lynch, Pierce, Fenner & Smith, Inc. is included in reliance on the Schedule 13G filed with the SEC on February 13, 2006.

  (7)
  370,000 shares of common stock are directly owned by Mr. Vlahos. In addition, Mr. Vlahos is the General Partner of Odyssey Value Advisors, LLC, and therefore beneficially owns the 700,000 shares of common stock owned directly by Odyssey Value Advisors, LLC. Odyssey Value Advisors, LLC's address is 601 Montgomery Street, San Francisco, California 94111. Information about Odyssey Value Advisors, LLC is included in reliance on the Schedule 13D/A filed with the SEC on July 19, 2007.

  (8)
  Includes options to purchase 280,000 shares of common stock, all of which have vested and are exercisable as of November 2, 2007. None of these options was in the money as of November 2, 2007.

  (9)
  Based on 7,317,163 common shares outstanding. In accordance with the rules of the Securities and Exchange Commission, each person's percentage interest is calculated by dividing such person's beneficially owned common shares by the sum of the total number of common shares outstanding plus the number of currently unissued common shares such person has the right to acquire (including upon exercise of vested options and upon conversion of preferred stock) within 60 days of November 2, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Directors and officers and stockholders owning more than ten percent of our common stock are required by the Securities and Exchange Commission to furnish us with copies of all reports filed pursuant to Section 16(a).

        Based solely on our review of Section 16(a) reports filed by or on behalf of our directors and officers, and by stockholders owning greater than ten percent of our common stock, or written representations that no such reports were required, we believe that during fiscal year 2006 all of our directors and officers, and stockholders owning greater than ten percent of our common stock, complied with all applicable Section 16(a) filing requirements.

REQUIREMENTS INCLUDING DEADLINES FOR SUBMISSION OF PROXY
PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF
STOCKHOLDERS

        Any stockholder who meets the requirements of Rule 14a-8 and the other proxy rules under the Securities Exchange Act of 1934, as amended, may submit proposals to the Board of Directors to be considered for inclusion in the proxy statement mailed to stockholders in advance of the 2008 Annual Meeting. Any such proposal should be received by the Secretary of Golf Trust at 10 North Adger's Wharf, Charleston, South Carolina 29401 by July 19, 2008.

        Stockholders wishing to present a proposal at the 2008 Annual Meeting of Stockholders, but not in the proxy statement, must provide Golf Trust with timely written notice. To be timely, your written notice should be received by the Secretary of Golf Trust at 10 North Adger's Wharf, Charleston, South Carolina 29401 between August 16, 2008 and September 15, 2008. Proposals must include all of the information required by Article III, Section 2(e) of Golf Trust's Bylaws, including the name and address of the stockholder, the text to be introduced, the number of shares held, the date of their acquisition and a representation that the stockholder intends to appear in person or by proxy to introduce the proposal specified in the notice. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Appendix A

GOLF TRUST OF AMERICA, INC.
2007 STOCK OPTION PLAN

        1.     Purposes of Plan. The purposes of this Plan, which shall be known as the Golf Trust of America, Inc. 2007 Stock Option Plan, and is hereinafter referred to as the "Plan," are (i) to provide incentives for key employees, directors, consultants and other individuals providing services to Golf Trust of America, Inc. (the "Company") and its subsidiaries and other related entities (each of which is referred to herein as a "Subsidiary") by encouraging their ownership of the Common Stock, $.01 par value per share, of the Company (the "Stock"), and (ii) to aid the Company in attracting and retaining such key employees, directors, consultants and other individuals upon whose efforts the Company's success and future growth depends.

        2.     Administration.

          (a)   This Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") or subcommittee thereof (the "Committee"). The Committee shall be appointed from time to time by the Board and shall consist of not fewer than two of its members. In the event that no such Committee exists or is appointed, then the powers to be exercised by the Committee hereunder shall be exercised by the Board.

          (b)   For purposes of administration, the Committee, subject to the terms of this Plan, shall have plenary authority to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions, as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including those granted options hereunder (the "Optionees") and their legal representatives and beneficiaries.

          (c)   Notwithstanding any other provisions of this Plan, the Committee may impose such conditions on any options as may be required to satisfy the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), or Sections 162(m) and 409A of the Internal Revenue Code of 1986, as amended (the "Code").

          (d)   The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee, if he acts in good faith and in a manner he reasonably believes to be in, or not opposed to, the best interests of the Company.

        3.     Stock Available for Options. There shall be available for options under this Plan a total of 700,000 shares of Stock, subject to any adjustments that may be made pursuant to Section 5(f) hereof. Shares of Stock used for purposes of this Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Stock covered by options which have terminated or expired prior to exercise, or which have been tendered as payment upon exercise of other options pursuant to Section 5(c), shall be available for further option grants hereunder.

        4.     Eligibility. Options under this Plan may be granted to key employees of the Company or any Subsidiary, including officers or directors of the Company or any Subsidiary, and to consultants and other individuals providing services to the Company or any Subsidiary. Options may be granted to eligible persons whether or not they hold or have held options previously granted under this Plan or otherwise granted or assumed by the Company. In selecting recipients for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the individual's present and potential contributions to the success of the Company and its Subsidiaries. Service as a director, officer or consultant of or to the Company or any Subsidiary shall be considered employment for purposes of this Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of this Plan); provided, however, that incentive stock options may be granted under this Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or a Subsidiary which constitutes a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

        5.     Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder, which terms and conditions need not be the same in each case, subject to the following:

          (a)   Option Price.

            (i)    The price at which each share of Stock may be purchased upon exercise of an option granted under this Plan shall be determined by the Committee in its discretion, but shall not be less than the fair market value per share of Stock on the date of grant of the option. In the case of any option intended to be an incentive stock option granted to an individual owning (directly or by attribution as provided in Section 424(d) of the Code), on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (which individual shall hereinafter be referred to as a "10% Stockholder"), the price at which each share of Stock may be purchased upon exercise of the option shall not be less than 110% of the fair market value per share of Stock on the date of grant of the option. The date of grant of an option shall be the date specified by the Committee in its grant of the option and shall be determined in accordance with Treasury Regulation § 1.409A-1(b)(5)(vi)(B). Except as otherwise provided in Section 5(f) of this Plan, the option price of an outstanding option under this Plan may not be repriced. Notwithstanding the foregoing, an option may be granted with an exercise price lower than that set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (ii)   For purposes of this Section 5(a), "fair market value" shall mean, per share of Stock on a particular date, the closing sales price on such date on the American Stock Exchange, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such market. If the shares of Stock are not listed on the American Stock Exchange, but are traded on a national securities exchange or in an over-the-counter market, the closing sales price (or if there is no closing sales price reported, the average of the closing bid and asked prices) for the shares of Stock on the particular date, or on the last preceding date on which there was a sale of the shares of Stock on that exchange or market, will be used. If the shares of Stock are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee, will be used; provided, however, that such determination shall be in a manner consistent with Section 409A of the Code.

          (b)   Option Period. The period for exercise of an option shall be determined by the Committee in its discretion but in no event shall the exercise period be more than ten years from the date of grant, or in the case of an option intended to be an incentive stock option granted to a 10% Stockholder, more than five years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period, subject to Section 5(d) below.

          (c)   Exercise of Options. In order to exercise an option, the Optionee shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with full payment of the purchase price therefor; provided, that for the purpose of assisting an Optionee with the exercise of an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board may authorize and as otherwise permitted by law. The purchase price may be paid in (i) cash (or a certified or bank cashier's check payable to the order of the Company), (ii) shares of Stock owned by the Optionee, (iii) non-statutory options granted under this Plan and held by the Optionee (provided, however, that the purchase price of Stock acquired under an incentive stock option may not be paid in options), or (iv) any combination of the foregoing methods. Shares of Stock tendered in payment on the exercise of an option shall be valued at their fair market value determined as described in Section 5(a) above, provided that the date of determination shall be the date of exercise. The fair market value of options tendered in payment upon exercise of other options shall be the fair market value of the underlying Stock, determined as aforesaid, less the total exercise price of the options. In addition, at the request of the Optionee, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a "cashless exercise" of an option (i.e., the assignment to the Company of the proceeds from a sale of Stock acquired upon exercise of the option or from the proceeds of a loan from a brokerage firm). If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a stockholder merely by virtue of being an option holder until the shares of Stock are issued to him.

          (d)   Effect of Termination of Employment.

            (i)    An option may not be exercised after the Optionee has ceased to be in the employ of the Company or any Subsidiary for any reason other than the Optionee's death, Disability or Involuntary Termination Without Cause. A cessation of employment, for purposes of incentive stock options only, shall be deemed to occur on the 91st day of a leave of absence unless the Optionee's reemployment rights are guaranteed by law or by contract. "Cause" shall mean any act, action or series of acts or actions or any omission, omissions or series of omissions which result in, or which have the effect of resulting in, (i) the commission of a crime by the Optionee involving moral turpitude, which crime has a material adverse impact on the Company or any Subsidiary or which is intended to result in the personal enrichment of the Optionee at the expense of the Company or one of its Subsidiaries, (ii) a material violation of the Optionee's responsibilities, or the Optionee's gross negligence or willful misconduct, or (iii) the continuous, willful failure of the person in question to follow the reasonable directives of the Board. "Disability" shall mean the inability or failure of a person to perform those duties for the Company or any Subsidiary traditionally assigned to and performed by such person because of the person's then-existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Committee, which may consider such evidence as it considers desirable under the circumstances, the determination of which shall be final and binding upon all parties. "Involuntary Termination Without Cause" shall mean either (i) the dismissal of, or the request for the resignation of, a person, by court order, order of any court-appointed liquidator or trustee of the Company or the order or request of any creditors' committee of the Company constituted under the Federal bankruptcy laws, provided that such order or request contains no specific reference to Cause, or (ii) the dismissal of, or the request for the resignation of, a person, by a duly constituted corporate officer of the Company or any Subsidiary, or by the Board, for any reason other than for Cause.

            (ii)   During the three months after the date of the Optionee's Involuntary Termination Without Cause, the Optionee shall have the right to exercise the options granted under this Plan, but only to the extent the options were exercisable on the date of the cessation of the Optionee's employment.

            (iii)  During the 12 months after the Optionee's employment with the Company or any Subsidiary ceases as a result of the Optionee's Disability, the Optionee shall have the right to exercise the options granted under this Plan, but only to the extent the options were exercisable on the date of the cessation of the Optionee's employment.

            (iv)  In the event of the death of the Optionee while employed or, in the event of the death of the Optionee after cessation of employment described in subparagraph (ii) or (iii) above, but within the three-month or 12-month period described in subparagraph (ii) or (iii) above, the options granted under this Plan shall be exercisable until the expiration of 12 months following the Optionee's death, but only to the extent the option was exercisable on the date of the cessation of the Optionee's employment. During such extended period, the option may be exercised by the person or persons to whom the deceased Optionee's rights under the option shall pass by will or by the laws of descent and distribution. The provisions of this subparagraph (iv) shall apply to any outstanding options which are incentive stock options to the extent permitted by Sections 421 and 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the death of the Optionee, be treated for all purposes of this Plan as non-statutory stock options and shall be exercisable as such as provided in this subparagraph (iv).

            (v)   In no event shall any option be exercisable beyond the applicable exercise period determined pursuant to Section 5(b) of this Plan. Nothing in this Plan or in any option granted pursuant to this Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or Subsidiary to terminate his employment at any time.

          (e)   Nontransferability of Options. Except as otherwise set forth herein, during the lifetime of an Optionee, options held by such Optionee shall be exercisable only by him, and no option shall be transferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee, in its absolute discretion, may grant non-statutory stock options that may be transferred without consideration, in whole or in part, by the Optionee to (i) the Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any person sharing the Optionee's household (other than a tenant or employee) ("Family Members"), (ii) a trust in which Family Members (or the Optionee) have more than 50% of the beneficial interest, (iii) a foundation in which Family Members (or the Optionee) control the management of assets, or (iv) any other entity in which Family Members (or the Optionee) own more than 50% of the voting interests. In all cases, the Committee must be notified in advance in writing of the terms of any proposed transfer to a permitted transferee and such transfers may occur only with the consent of and subject to the rules and conditions imposed by the Committee. The transferee and the transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. The provisions of this Plan, including, but not limited to, those set forth in Section 5(b) and (d), shall continue to apply with respect to the Optionee and the option shall be exercisable by the transferee only to the extent and for the periods specified herein and in any applicable option agreement. To the extent required by applicable law, the Optionee shall remain subject to withholding taxes upon exercise of any transferred option by the transferee.

          (f)    Adjustments for Change in Stock Subject to Plan. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Company, corresponding adjustments automatically shall be made to the number and kind of shares available for issuance under this Plan, the number and kind of shares covered by outstanding options under this Plan and the exercise price per share for outstanding options. In addition, the Committee may make such other adjustments as it determines to be equitable. Adjustments under this Section 5(f) shall, to the extent practicable and applicable, be made in a manner consistent with the requirements of Section 409A of the Code and, in the case of incentive stock options, Section 424(a) of the Code.

          (g)   Acceleration of Exercisability of Options Upon Occurrence of Certain Events. In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then-outstanding voting securities of the Company, all outstanding options under this Plan shall become exercisable in full, notwithstanding any other provision of this Plan or of any outstanding options granted thereunder, on and after (i) the 15th day prior to the effective date of such merger, consolidation, sale, transfer or acquisition, or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of this Plan as non-statutory stock options and shall be immediately exercisable as such, as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option determined pursuant to Sections 5(b) and 5(d).

          (h)   Registration, Listing and Qualification of Shares of Stock. Each option shall be subject to the requirement that if at any time the Board shall determine that the registration, listing or qualification of shares of Stock covered thereby upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

          (i)    Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

        6.     Additional Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant options under this Plan which constitute "incentive stock options" within the meaning of Section 422 of the Code to eligible employees of the Company and its "subsidiary corporations" within the meaning of Section 424(f) of the Code; provided, however, that the aggregate market value of the Stock (determined as of the date the incentive stock option is granted) with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000 or such other limitation set forth in Section 422(d) of the Code.

        7.     Effectiveness of the Plan. This Plan shall be effective as of November 8, 2007 subject to approval by the stockholders of the Company at the Annual Meeting of Stockholders to be held on December 14, 2007.

        8.     Amendment and Termination. The Board may at any time amend this Plan or the terms of any option outstanding under this Plan; provided, however, that, except as contemplated in Section 5(f), the Board shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend this Plan is voted upon, (i) increase the maximum number of shares of Stock for which options may be granted under this Plan, or (ii) except as otherwise provided in this Plan, amend the requirements as to the class of employees eligible to receive options. The Board may terminate this Plan at any time. Unless this Plan shall theretofore have been terminated, this Plan shall terminate, and no option shall be granted hereunder after, September 20, 2017. No amendment or termination of this Plan or any option outstanding under this Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

        9.     Withholding. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of an option that the Optionee (or any beneficiary or person entitled to act under Section 5(d) hereof) remit to the Company, or make arrangements satisfactory to the Company to pay through payroll withholding or otherwise, such amount as may be requested by the Company to meet any Federal, foreign, state or local tax withholding obligations with respect to such exercise. If the amount requested is not paid, the Company may refuse to issue such shares of Stock.

        10.   Compliance with Code Section 409A. It is generally intended that the Plan and all option grants hereunder either comply with, or meet the requirements for an exemption from, Section 409A of the Code, and the Plan shall be operated and administered accordingly. To the extent that any option grants hereunder may provide for the deferral of compensation within the meaning of Section 409A of the Code, the Company intends that such option grants shall comply with Section 409A of the Code, and the Committee shall determine and interpret the terms of such option grants consistent with such intent. Notwithstanding any other provisions of the Plan or any option agreement, the Company does not guarantee to any Optionee (or any other person with an interest in an option award) that the Plan or any option grant hereunder complies with or is exempt from Section 409A, and shall not indemnify or hold harmless any individual with respect to any tax consequences that arise from any such failure to comply with or be exempt under Section 409A.

        11.   Other Actions. Nothing contained in this Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under this Plan with respect to any employee or other person, firm, corporation or association.

Appendix B

GOLF TRUST OF AMERICA, INC.

COMPENSATION COMMITTEE CHARTER

Section 1.    Statement of Purpose.

  1.1
  The Compensation Committee (the "Committee") of Golf Trust of America, Inc. (the "Company") is a standing committee of the Board of Directors of the Company (the "Board").

  1.2
  The purpose of the Committee is to:

  (a)
  Review the Company's compensation practices and policies;

  (b)
  Annually review and approve the compensation for the Chairman of the Board (the "Chairman") and the Chief Executive Officer (the "CEO");

  (c)
  Annually review and approve the compensation for the other directors and senior executives;

  (d)
  Evaluate the performance of the Chairman and CEO;

  (e)
  Review and discuss with management disclosures in the Compensation Discussion and Analysis ("CD&A") and make a recommendation to the Board as to whether such disclosures will be included in the appropriate regulatory filing; and

  (f)
  Annually prepare a Compensation Committee Report for inclusion in the Company's annual proxy statement.

Section 2.    Organization.

  2.1
  Charter. At least annually, this Charter will be reviewed and reassessed by the Committee and any proposed changes will be submitted to the Board for approval.

  2.2
  Composition.

  (a)
  The members of the Committee will be appointed by the Board and meet the independence requirements of applicable law, the listing standards of the American Stock Exchange and applicable policies of the Board.

  (b)
  The Committee will be comprised of at least three members.

  (c)
  Committee members may be removed by the Board at any time, from time to time, at the Board's discretion.

  (d)
  The Board may designate a Committee Chairman. If the Board does not designate a Committee Chairman, the members of the Committee will designate a Committee Chairman by majority vote of the full Committee. The Board may remove a Committee member as Committee Chairman at any time, from time to time, at its discretion.

  2.3
  Organization.

  (a)
  In order to discharge its responsibilities, the Committee will each year establish a schedule of meetings.

  (b)
  The Committee Chairman or a majority of the members of the Committee may call meetings of the Committee that are outside of the schedule of meetings established by the Committee.

    (c)
    Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device through which all persons participating in the meeting can hear each other.

  2.4
  Action of the Committee. The action of the majority of the members of the full Committee will be the action of the Committee, unless the concurrence of a greater proportion is required for such action by the Company's Bylaws or any other applicable policy or procedure approved by the Board.

  2.5
  Agenda, Minutes and Reports.

  (a)
  The Chairman of the Committee will be responsible for establishing the agendas for meetings of the Committee. An agenda, together with materials relating to the subject matter of each meeting, will be sent to members of the Committee prior to each meeting.

  (b)
  Minutes for all meetings of the Committee will be prepared to document the Committee's discharge of its responsibilities. The minutes will be circulated in draft form to all Committee members to ensure an accurate final record, will be approved at a subsequent meeting of the Committee and will be distributed periodically to the full Board.

  (c)
  The Committee will make regular reports to the Board.

Section 3.    Duties and Responsibilities.    The Committee will carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate.

  3.1
  Compensation Practices and Policies.

  (a)
  The Committee will review the compensation practices and policies of the Company to ensure they provide appropriate motivation for corporate performance and increased stockholder value.

  (b)
  The adoption, amendment and termination of compensation programs and plans for directors and employees of the Company will be approved by the Committee.

  (c)
  The Committee will make recommendations to the Board regarding the adoption, amendment or termination of compensation programs and plans that require stockholder approval.

  (d)
  The Committee will oversee the administration of the Company's compensation programs and plans, and determine the directors and employees who receive awards and the terms of those awards (including their size and vesting schedule).

  (e)
  The Committee will review and discuss with management the CD&A. The Committee will make a recommendation to the Board as to whether such CD&A should be included, as applicable, in the Company's Annual Report on Form 10-K, annual proxy statement or any information statement.

  (f)
  The Committee will produce a Compensation Committee Report for inclusion in the Company's annual proxy statement.

  3.2
  Executive Compensation.

  (a)
  The Committee may periodically survey the executive compensation practices of comparable companies.

  (b)
  The Committee will conduct an annual review and approve executive compensation, including but not limited to annual base salary, any cash bonus and any equity-based compensation awards, including awards of stock options and restricted stock, made under the Company's compensation programs and plans to senior executives, other than the CEO.

    (c)
    The Committee will approve employment agreements, consulting agreements, severance or retirement arrangements, change-in-control arrangements and any special or supplemental benefits for senior executives, other than the CEO.

    (d)
    The Committee will review and approve the Company's policies and procedures with respect to executive officers' expense accounts and perquisites.

  3.3
  CEO Compensation.

  (a)
  The Committee will review and approve annual corporate goals and objectives for the CEO.

  (b)
  The Committee will discuss CEO performance with respect to such goals and objectives with the independent members of the Board and communicate the Board's evaluation to the CEO (the Chairman of the Committee will lead such discussion).

  (c)
  The Committee will conduct an annual review and approve the CEO's compensation, including but not limited to annual base salary, any cash bonus and any equity-based compensation awards, including awards of stock options and restricted stock, made under the Company's compensation programs and plans. In determining the long-term incentive component of CEO compensation, the Committee will consider all factors it deems relevant, including the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the CEO in past years.

  3.4
  Director Compensation.

  (a)
  The Committee will at least annually review and recommend to the Board the form and amount of director compensation (including perquisites and other benefits), and any additional compensation to be paid for service on Board committees or for service as a chairman of a committee. In making its recommendations, the Committee will give due consideration to what is customary compensation for directors of comparable U.S. companies and any other factors it deems appropriate that are consistent with the policies and principles set forth in this Charter or any other applicable policy or procedure approved by the Board.

  (b)
  The Committee will review and make recommendations to the Board regarding the directors' and officers' indemnification and insurance matters.

  3.5
  Regulatory Matters. In consultation with management, the Committee will oversee regulatory compliance with respect to compensation matters, including overseeing the Company's policies on structuring compensation programs to preserve tax deductibility (including, as and when required, for compliance with Section 162(m) of the Code, establishing performance goals and certifying that such performance goals and any other material terms have been attained).

  3.6
  Performance Evaluation. The Committee will conduct an annual performance evaluation of the Committee.

Section 4.    Resources.

  4.1
  Consultants. The Committee will retain and terminate, in its sole discretion, any compensation consultant used to assist in the evaluation of executive compensation, including the CEO's compensation, and approve the consultant's fees and other retention terms.

  4.2
  Access to Records. The Committee will have full access to any relevant records of the Company and may also request that any officer or other employee of the Company, the Company's outside counsel or any other person meet with any members of, or consultants to, the Committee.

Section 5.    Delegation.    The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

Approved by the Committee Date: November 6, 2007
Approved by the Board Date: November 6, 2007

Appendix C

GOLF TRUST OF AMERICA, INC.

NOMINATING COMMITTEE CHARTER

Section 1.    Statement of Purpose.

  1.1
  The Nominating Committee (the "Committee") of Golf Trust of America, Inc. (the "Company") is a standing committee of the Board of Directors of the Company (the "Board").

  1.2
  The purpose of the Committee is to:

  (a)
  Identify individuals qualified to become members of the Board;

  (b)
  Recommend director nominees for each annual meeting of stockholders and nominees for election to fill any vacancies on the Board;

  (c)
  Advise the Board with respect to the structure and composition of committees of the Board; and

  (d)
  Any related matters.

Section 2.    Organization.

  2.1
  Charter. At least annually, this Charter will be reviewed and reassessed by the Committee and any proposed changes will be submitted to the Board for approval.

  2.2
  Composition.

  (a)
  The members of the Committee will be appointed by the Board and meet the independence requirements of applicable law, the listing standards of the American Stock Exchange and applicable policies of the Board.

  (b)
  The Committee will be comprised of at least three members.

  (c)
  Committee members may be removed by the Board at any time, from time to time, at the Board's discretion.

  (d)
  The Board may designate a Committee Chairman. If the Board does not designate a Committee Chairman, the members of the Committee will designate a Committee Chairman by majority vote of the full Committee. The Board may remove a Committee member as Committee Chairman at any time, from time to time, at its discretion.

  2.3
  Meetings.

  (a)
  In order to discharge its responsibilities, the Committee will each year establish a schedule of meetings.

  (b)
  The Committee Chairman or a majority of the members of the Committee may call meetings of the Committee that are outside of the schedule of meetings established by the Committee.

  (c)
  Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device through which all persons participating in the meeting can hear each other.

  2.4
  Action of the Committee. The action of the majority of the members of the full Committee will be the action of the Committee, unless the concurrence of a greater proportion is required for such action by the Company's Bylaws or any other applicable policy or procedure approved by the Board.

  2.5
  Agenda, Minutes and Reports.

  (a)
  The Chairman of the Committee will be responsible for establishing the agendas for meetings of the Committee. An agenda, together with materials relating to the subject matter of each meeting, will be sent to members of the Committee prior to each meeting.

  (b)
  Minutes for all meetings of the Committee will be prepared to document the Committee's discharge of its responsibilities. The minutes will be circulated in draft form to all Committee members to ensure an accurate final record, will be approved at a subsequent meeting of the Committee and will be distributed periodically to the full Board.

  (c)
  The Committee will make regular reports to the Board.

Section 3.    Duties and Responsibilities.    The Committee will carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate.

  3.1
  Director Selection Criteria. The Committee will establish criteria for selecting new directors, which will reflect, among other factors, a candidate's integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board, including its size, its structure and the relative strengths and experience of current Board members.

  3.2
  Director Recruitment.

  (a)
  The Committee will consider and recruit candidates to fill new positions on the Board and will review any candidate recommended by the stockholders of the Company in accordance with the Company's Bylaws and any other applicable policy or procedure approved by the Board.

  (b)
  The Committee will conduct appropriate inquiries to establish a candidate's compliance with the independence and other qualification requirements established by the Committee.

  3.3
  Consideration of Directors for Re-Election. In connection with its annual recommendation of a slate of nominees, the Committee will assess the contributions of those directors slated for re-election, and will at that time review its criteria for Board candidates in the context of the Board evaluation process and other perceived needs of the Board.

  3.4
  Recommendation of Nominees to Board. The Committee will recommend the director nominees for approval by the Board.

  3.5
  Evaluation of Board, Directors and Committee.

  (a)
  The Committee will evaluate the performance of the Board on an annual basis.

  (b)
  The Committee will solicit comments from all directors and report annually to the Board on its assessment of the Board's performance.

  (c)
  The Committee will periodically evaluate the performance of individual directors.

  (d)
  The Committee will evaluate its own performance on an annual basis and establish criteria for such evaluation.

  3.6
  Consideration of Stockholder Proposals. The Committee will review and make recommendations to the Board with respect to any proposal properly presented by a stockholder for inclusion in the Company's annual proxy statement. The Committee may, as appropriate in light of the subject matter of the proposal, refer any such proposal to any other committee of the Board for purposes of such review and recommendations.

  3.7
  Other Duties. The Committee will carry out such other duties as may be delegated to it by the Board from time to time.

Section 4.    Resources.

  4.1
  Consultants. In discharging its responsibilities, the Committee will have the resources and sole authority to engage any outside consultant or search firm to be used to identify director candidates for nomination to the Board, to retain outside consultants to advise the Committee and to approve the terms of any such engagement and the fees of any such consultant or search firm.

  4.2
  Access to Records. The Committee will have full access to any relevant records of the Company and may also request that any officer or other employee of the Company, the Company's outside counsel or any other person meet with any members of, or consultants to, the Committee.

Section 5.    Delegation.    The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

Approved by the Committee Date: November 6, 2007
Approved by the Board Date: November 6, 2007

DIRECTIONS TO THE 2007 ANNUAL MEETING OF STOCKHOLDERS

        The following are directions to the Harbour Club, 35 Prioleau Street, Charleston, South Carolina 29401, where the 2007 Annual Meeting will be held on December 14, 2007, beginning at 9:30 a.m., Eastern Daylight Time.

Directions from Interstate 26:

        Take the East Bay Street/Morrison Drive exit (Exit 219b). Take a left at the stop sign. Go straight through next two stoplights. Now you are on East Bay Street. You will approach the market on your right. After passing the market, go through one more stoplight. Turn left onto Vendue Range. Take the first right onto Prioleau Street. You will see the Harbour Club on the right. 35 Prioleau Street. The parking garage is 1.5 blocks further down on the right.

Directions from Mount Pleasant, Myrtle Beach, etc.:

        Follow 17 South over the Arthur Ravenel Bridge to downtown. Stay in the right hand lane and follow signs to East Bay Street/Morrison Drive. Turn left off the exit. Go approximately 1.5 miles. You will approach the market on your right. After passing the market, go through one more stoplight. Turn left onto Vendue Range. Take the first right onto Prioleau Street. You will see the Harbour Club on the right. 35 Prioleau Street. The parking garage is 1.5 blocks further down on the right.

Directions from West Ashley, Kiawah, Edisto, Hilton Head, etc.:

        Follow 17 North to Lockwood Drive (cross overpass and West Ashley Bridge, bear to the right). Lockwood will bend and turn and eventually turn into Broad Street. Follow Broad Street to the end where it intersects with East Bay Street. Turn left onto East Bay. Take the 3rd right onto Vendue Range. Take the first right onto Prioleau Street. You will see the Harbour Club on the right. 35 Prioleau Street. The parking garage is 1.5 blocks further down on the right.

Proxy for Annual Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned stockholder of Golf Trust of America, Inc., a Maryland corporation, hereby acknowledges receipt of the Notice of 2007 Annual Meeting of Stockholders and Proxy Statement and hereby appoints Michael C. Pearce and Tracy S. Clifford as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the Common Stock of Golf Trust of America, Inc. held of record by the undersigned on November 6, 2007 at the Annual Meeting of Stockholders to be held December 14, 2007 and any and all adjournments or postponements thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each director nominee named in Proposal 1 and FOR Proposal 2 and in accordance with the recommendations of the Board of Directors on any other matters that may properly come before the meeting.

[continued and to be signed on the reverse side]

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

The Board of Directors recommends a vote FOR Proposal 1 and FOR Proposal 2.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	To elect the following directors to serve for a term of one year and until their successors are elected and qualified: 01 Michael C. Pearce 02 Jay A. Gottlieb 03 Jan H. Loeb 04 Jonathan M. Couchman 05 William Vlahos	FOR the nominees listed (except as marked to the contrary) ☐		WITHHOLD AUTHORITY to vote for all nominees listed ☐	3.	In their discretion, the proxies are authorized to vote upon matters not known to the Board of Directors a reasonable time before the date of the accompanying proxy statement, approval of minutes of the prior annual meeting, matters incident to the conduct of the meeting and to vote for any nominee to the Board whose nomination results from the inability of any of the above named nominees to serve.
(INSTRUCTION: To withhold authority to vote for any nominee, strike a line through that nominee's name.)						In addition, the proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Annual Meeting.
		FOR	AGAINST	ABSTAIN
2.	To approve the adoption of the Golf Trust of America, Inc. 2007 Stock Option Plan:	☐	☐	☐		The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposal 2. This proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

I plan to attend the 2007 Annual Meeting of Stockholders.	☐

PLEASE RETURN YOUR EXECUTED PROXY TO MELLON INVESTOR SERVICES, LLC IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE

Signature	Signature	Dated:	, 2007

NOTE: Please date this Proxy and sign it exactly as your name or names appear above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in partnership name by an authorized person.

FOLD AND DETACH HERE

QuickLinks

TABLE OF CONTENTS
PROXY STATEMENT
PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL 2—APPROVAL OF THE ADOPTION OF THE GOLF TRUST OF AMERICA, INC. 2007 STOCK OPTION PLAN
DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF MANAGEMENT AND FIVE-PERCENT STOCKHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REQUIREMENTS INCLUDING DEADLINES FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
  Appendix A
GOLF TRUST OF AMERICA, INC. 2007 STOCK OPTION PLAN
  Appendix B
GOLF TRUST OF AMERICA, INC. COMPENSATION COMMITTEE CHARTER
  Appendix C
GOLF TRUST OF AMERICA, INC. NOMINATING COMMITTEE CHARTER
DIRECTIONS TO THE 2007 ANNUAL MEETING OF STOCKHOLDERS